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                                                            EXHIBIT NO. 99.B7(b)
[logo]CHASE

                            GLOBAL CUSTODY AGREEMENT

                                     BETWEEN

                          CUSTOMERS LISTED ON EXHIBIT A

                                       AND

                            THE CHASE MANHATTAN BANK




                                                               July 2, 2001



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                            GLOBAL CUSTODY AGREEMENT

         This Agreement, dated as of July 2, 2001, is between THE CHASE MANHATTAN BANK ("Bank"), with a place of business at 270 Park Avenue, New York, New York; and the Customers identified on Exhibit A hereto as "Chase Portfolios" ( each a "Customer") with a place of business at 500 Boylston Street, Boston, Massachusetts 02116.

                    1. INTENTION OF THE PARTIES; DEFINITIONS

1.1      Intention of the Parties.

         (a) This Agreement sets out the terms governing custodial, settlement and certain other associated services offered by Bank to Customer. Bank shall be responsible for the performance of only those duties that are set forth in this Agreement or expressly contained in Instructions that are consistent with the provisions of this Agreement and with Bank's operations and procedures. Customer acknowledges that Bank is not providing any legal, tax or investment advice in providing the services hereunder.

         (b) Investing in foreign markets may be a risky enterprise. The holding of Financial Assets and cash in foreign jurisdictions may involve risks of loss or other special features. Bank shall not be liable for any loss that results from the general risks of investing or Country Risk.

1.2      Definitions.

         (a) As used herein, the following terms have the meaning hereinafter stated.

     "Account" has the meaning set forth in Section 2.1 of this Agreement.

     "Affiliate" means an entity controlling, controlled by, or under common control with, Bank.

     "Affiliated Subcustodian" means a Subcustodian that is an Affiliate.

     "Applicable Law" means any statute, whether national, state or local, applicable in the United States or any other country, the rules of the treaty establishing the European Community, any other law, rule, regulation or interpretation of any governmental entity, any applicable common law, and any decree, injunction, judgment, order, ruling, or writ of any governmental entity.

     "Authorized Person" means any person (including an investment manager or other agent) who has been designated by written notice from Customer or its designated agent to act on behalf of Customer hereunder. Such persons shall continue to be

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         Authorized Persons until such time as Bank receives Instructions from
         Customer or its designated agent that any such person is no longer an Authorized Person.

     "Bank Indemnitees" means Bank and its nominees, directors, officers, employees and agents.

     "Bank's London Branch" means the London branch office of The Chase
         Manhattan Bank.

     "Cash Account" has the meaning set forth in Section 2.1(a)(ii).

     "Corporate Action" means any subscription right, bonus issue, stock repurchase plan, redemption, exchange, class action notice, tender offer, or similar matter with respect to a Financial Asset in the Securities Account that require discretionary action by the holder, but does not include proxy voting.

     "Country Risk" means the risk of investing or holding assets in a particular country or market, including, but not limited to, risks arising from: nationalization, expropriation or other governmental actions; the country's financial infrastructure, including prevailing custody and settlement practices; laws applicable to the safekeeping and recovery of Financial Assets and cash held in custody; the regulation of the banking and securities industries, including changes in market rules; currency restrictions, devaluations or fluctuations; and market conditions affecting the orderly execution of securities transactions or the value of assets.

     "Entitlement Holder" means the person named on the records of a Securities
         Intermediary as the person having a Securities Entitlement against the Securities Intermediary.

     "Financial Asset" means, as the context requires, either the asset itself or the means by which a person's claim to it is evidenced, including a Security, a security certificate, or a Securities Entitlement. "Financial Asset" does not include cash.

     "Institutional Clients" means U.S. registered investment companies, or major, U.S. based commercial banks, insurance companies, pension funds or substantially similar financial institutions which as a part of their ordinary business operations purchase or sell securities and make use of non-U.S. custodial services.

     "Instructions" has the meaning set forth in Section 3.1 of this Agreement.

     "Liabilities" means any liabilities, losses, claims, costs, damages, penalties, fines, obligations, or expenses of any kind whatsoever (including, without limitation, reasonable attorneys', accountants', consultants' or experts' fees and disbursements).

     "Securities" means stocks, bonds, rights, warrants and other negotiable and non-negotiable instruments, whether issued in certificated or uncertificated form, that are

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         commonly traded or dealt in on securities exchanges or financial markets. "Securities" also means other obligations of an issuer, or shares, participations and interests in an issuer recognized in the country in which it is issued or dealt in as a medium for investment and any other property as may be acceptable to Bank for the Securities Account.

     "Securities Account" means each Securities custody account on Bank's records to which Financial Assets are or may be credited pursuant hereto.

     "Securities Depository" has the meaning set forth in Section 5.1 of this Agreement.

     "Securities Entitlement" means the rights and property interest of an Entitlement Holder with respect to a Financial Asset as set forth in
         Part 5 of Article 8 of the Uniform Commercial Code of the State of New York, as the same may be amended from time to time.

     "Securities Intermediary" means Bank, a Subcustodian, a Securities
         Depository, and any other financial institution which in the ordinary course of business maintains custody accounts for others and acts in that capacity.

     "Subcustodian" has the meaning set forth in Section 5.1 and includes
         Affiliated Subcustodians.

         (b) All terms in the singular shall have the same meaning in the plural unless the context otherwise provides and visa versa.

                         2. WHAT BANK IS REQUIRED TO DO

2.1      Set Up Accounts.

         (a) Bank shall establish and maintain the following accounts ("Accounts"):

             (i) a Securities Account in the name of Customer for Financial Assets, which may be received by Bank or its Subcustodian for the account of Customer, including as an Entitlement Holder; and

             (ii) an account in the name of Customer ("Cash Account") for any and all cash in any currency received by Bank or its Subcustodian for the account of Customer.

Notwithstanding paragraph (ii), cash held in respect of those markets where Customer is required to have a cash account in its own name held directly with the relevant Subcustodian shall be held in that manner and shall not be part of the Cash Account.

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         (b) At the request of Customer, additional Accounts may be opened in the future, which shall be subject to the terms of this Agreement.

2.2      Cash Account.

         Except as otherwise provided in Instructions acceptable to Bank, all cash held in the Cash Account shall be deposited during the period it is credited to the Accounts in one or more deposit accounts at Bank or at Bank's London Branch. Any cash so deposited with Bank's London Branch shall be payable exclusively by Bank's London Branch in the applicable currency, subject to compliance with any applicable laws, regulations, governmental decrees or similar orders including, without limitation, any restrictions on transactions in the applicable currency imposed by the country of the applicable currency.

2.3      Segregation of Assets; Nominee Name.

         (a) Bank shall identify in its records that Financial Assets credited to Customer's Securities Account belong to Customer (except as otherwise may be agreed by Bank and Customer).

         (b) To the extent permitted by Applicable Law or market practice, Bank shall require each Subcustodian to identify in its own records that Financial Assets credited to Customer's Securities Account belong to customers of Bank, such that it is readily apparent that the Financial Assets do not belong to Bank or the Subcustodian.

         (c) Bank is authorized, in its discretion, to hold in bearer form, such Financial Assets as are customarily held in bearer form or are delivered to Bank or its Subcustodian in bearer form; and to register in the name of the Customer, Bank, a Subcustodian, a Securities Depository, or their respective nominees, such Financial Assets as are customarily held in registered form. Customer authorizes Bank or its Subcustodian to hold Financial Assets in omnibus accounts and shall accept delivery of Financial Assets of the same class and denomination as those deposited with Bank or its Subcustodian.

2.4      Settlement of Trades.

         When Bank receives an Instruction directing settlement of a trade in Financial Assets that includes all information reasonably required by Bank, Bank shall use reasonable care to effect such settlement as instructed. Settlement of purchases and sales of Financial Assets shall be conducted in accordance with prevailing standards of the market generally used by Institutional Clients in which the transaction occurs. The risk of loss shall be Customer's whenever Bank delivers Financial Assets or payment in accordance with applicable market practice generally used by Institutional Clients in advance of receipt or settlement of the expected consideration. In the case of the failure of Customer's counterparty to deliver the expected consideration as agreed, Bank shall contact the counterparty to seek settlement, but Bank shall not be obligated to institute legal proceedings, file proof of claim in any insolvency proceeding, or take any similar action.

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2.5      Contractual Settlement Date Accounting.

         (a) Bank shall effect book entries on a "contractual settlement date accounting" basis as described below with respect to the settlement of trades in those markets where Bank generally offers contractual settlement day accounting and shall notify Customer of these markets from time to time.

             (i) Sales: On the settlement date for a sale, Bank shall credit the Cash Account with the sale proceeds of the sale and transfer the relevant Financial Assets to an account pending settlement of the trade if not already delivered.

             (ii) Purchases: On the settlement date for the purchase (or earlier, if market practice generally used by Institutional Clients requires delivery of the purchase price before the settlement date), Bank shall debit the Cash Account with the settlement monies and credit a separate account. Bank then shall post the Securities Account as awaiting receipt of the expected Financial Assets. Customer shall not be entitled to the delivery of Financial Assets that are awaiting receipt until Bank or a Subcustodian actually receives them.

Bank reserves the right to restrict in good faith the availability of contractual day settlement accounting for credit reasons.

         (b) Bank may (in its absolute discretion) upon written notification to Customer reverse any debit or credit made pursuant to Section 2.5(a) prior to a transaction's actual settlement, and Customer shall be responsible for any costs or liabilities resulting from such reversal. Customer acknowledges that the procedures described in this sub-section are of an administrative nature, and Bank does not undertake to make loans and/or Financial Assets available to Customer.

2.6      Actual Settlement Date Accounting.

         With respect to any sale or purchase transaction that is not posted to the Account on the contractual settlement date as referred to in Section 2.5, Bank shall post the transaction on the date on which the cash or Financial Assets received as consideration for the transaction is actually received by Bank.

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2.7      Income Collection; Autocredit.

         (a) Bank shall credit the Cash Account with income and redemption proceeds on Financial Assets in accordance with the times notified by Bank from time to time on or after the anticipated payment date, net of any taxes that are withheld by Bank or any third party. Where no time is specified for a particular market, income and redemption proceeds from Financial Assets shall be credited only after actual receipt and reconciliation. Bank may reverse such credits upon oral or written notification to Customer that Bank believes that the corresponding payment shall not be received by Bank within a reasonable period or such credit was incorrect.

         (b) Bank shall make reasonable endeavors to contact appropriate parties to collect unpaid interest, dividends or redemption proceeds, but neither Bank nor its Subcustodians shall be obliged to file any formal notice of default, institute legal proceedings, file proof of claim in any insolvency proceeding, or take any similar action.

2.8      Fractions/ Redemptions by Lot.

         Bank may sell fractional interests in Financial Assets and credit the Cash Account with the proceeds of the sale. If some, but not all, of an outstanding class of Financial Asset is called for redemption, Bank may allot the amount redeemed among the respective beneficial holders of such class of Financial Asset in a manner Bank deems to be fair and equitable.

2.9      Presentation of Coupons; Certain Other Ministerial Acts.

         Until Bank receives Instructions to the contrary, Bank shall:

               (a) present all Financial Assets for which Bank has received notice of a call for redemption or that have otherwise matured, and all income and interest coupons and other income items that call for payment upon presentation;

               (b) execute in the name of Customer such certificates as may be required to obtain payment in respect of Financial Assets; and

               (c) exchange interim or temporary documents of title held in the Securities Account for definitive documents of title.

2.10     Corporate Actions.

         (a) Bank shall follow Corporate Actions and promptly advise
Customer of those Corporate Actions of which Bank's central corporate actions department receives notice from the issuer or from the Securities Depository in which such Financial Assets are maintained or notice published in publications and reported in reporting services routinely used by Bank for this purpose.

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         (b) If an Authorized Person fails to provide Bank with timely
Instructions with respect to any Corporate Action, neither Bank nor its Subcustodians or their respective nominees shall take any action in relation to that Corporate Action, except as otherwise agreed in writing by Bank and Customer or as may be set forth by Bank as a default action in the advice it provides under Section 2.10 (a) with respect to that Corporate Action.

2.11     Proxy Voting.

         (a) Subject to and upon the terms of this sub-section, Bank shall monitor information in accordance with its standard procedures as notified to Customer and shall promptly provide Customer with information which it receives on matters to be voted upon at meetings of holders of Financial Assets ("Notifications"), and Bank shall act in accordance with Customer's Instructions in relation to such Notifications ("the active proxy voting service"). If information is received by Bank at its proxy voting department too late to permit timely voting by Customer, Bank's only obligation shall be to provide, so far as reasonably practicable, a Notification (or summary information concerning a Notification) on an "information only" basis.

         (b) The active proxy voting service is available only in certain markets, details of which are available from Bank on request. Provision of the active proxy voting service is conditional upon receipt by Bank of a duly completed enrollment form as well as additional documentation that may be required for certain markets.

         (c) Bank shall act upon Instructions to vote on matters referred to in a Notification, provided Instructions are received by Bank at its proxy voting department by the deadline referred to in the relevant Notification (which shall be determined by Bank in a reasonable manner.). If Instructions are not received in a timely manner, Bank shall not be obligated to provide further notice to Customer.

         (d) Bank reserves the right to provide Notifications or parts thereof in the language received, but shall use its best efforts to provide such Notifications in English in a timely manner. Bank shall attempt in good faith to provide accurate and complete Notifications, whether or not translated.

         (e) Customer acknowledges that Notifications and other information furnished pursuant to the active proxy voting service
("information") are proprietary to Bank and that Bank owns all intellectual property rights, including copyrights and patents, embodied therein. Accordingly, Customer shall not make any use of such information except in connection with the active proxy voting service and to the extent necessary to effectuate Customer's voting.

         (f) In markets where the active proxy voting service is not available or where Bank has not received a duly completed enrollment form or other relevant documentation, Bank shall not provide Notifications to Customer but shall endeavor to act upon Instructions

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to vote on matters before meetings of holders of Financial Assets where it is reasonably practicable for Bank (or its Subcustodians or nominees as the case may be) to do so and where such Instructions are received in time for Bank to take timely action (the "passive proxy voting service").

         (g) Customer acknowledges that the provision of proxy voting services (whether active or passive) may be precluded or restricted under a variety of circumstances. These circumstances include, but are not limited to:
(i) the Financial Assets being on loan or out for registration, (ii) the pendency of conversion or another corporate action, or (iii) Financial Assets being held at Customer's request in a name not subject to the control of Bank or its Subcustodian, in a margin or collateral account at Bank or another bank or broker, or otherwise in a manner which affects voting, local market regulations or practices, or restrictions by the issuer. Additionally, in some cases Bank may be required to vote all shares held for a particular issue for all of Bank's customers in the same way. Bank shall inform Customer where this is the case.

         (h) Notwithstanding the fact that Bank may act in a fiduciary capacity with respect to Customer under other agreements or otherwise hereunder, in performing active or passive voting proxy services Bank shall be acting solely as the agent of Customer, and shall not exercise any discretion with regard to such proxy services or vote any proxy except when directed by an Authorized Person.

2.12     Statements and Information Available On-Line.

         (a) Bank shall issue statements to Customer at times mutually agreed identifying the Financial Assets and cash in the Accounts. Bank also shall provide additional statements containing this information upon Customer's request. Additionally, Bank shall send (or make available on-line to) Customer an advice or notification of any transfers of cash or Financial Assets with respect to the Accounts. Bank shall not be liable with respect to any matter set forth in those portions of any such statement (or reasonably implied therefrom) to which Customer has not given Bank a written exception or objection within ninety (90) days of receipt of the statement. References in this Agreement to statements include any statements in electronic form.

         (b) Prices and other information obtained from non-affiliated third parties which may be contained in any statement sent to Customer have been obtained from sources Bank believes to be reliable. Bank does not, however, make any representation as to the accuracy of such information or that the prices specified necessarily reflect the proceeds that would be received on a disposal of the relevant Financial Assets.

         (c) Customer acknowledges that records and unaudited reports available to it on-line shall be unaudited and may not be accurate due to inaccurate pricing, delays in updating Account records, and other causes.

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2.13     Access to Bank's Records.

         Bank shall allow Customer's independent public accountants such reasonable access to the records of Bank relating to Financial Assets as is required in connection with their examination of books and records pertaining to Customer's affairs. Subject to restrictions under Applicable Law, Bank also shall obtain an undertaking to permit Customer's independent public accountants reasonable access to the records of any Subcustodian of Securities held in the Securities Account as may be required in connection with such examination.

2.14     Maintenance of Financial Assets at Bank and Subcustodian Locations.

         (a) Unless Instructions require another location acceptable to Bank, Financial Assets shall be held in the country or jurisdiction in which their principal trading market is located, where such Financial Assets may be presented for payment, where such Financial Assets were acquired, or where such Financial Assets are held. Bank reserves the right to refuse to accept delivery of Financial Assets or cash in countries and jurisdictions other than those referred to in Schedule 1 to this Agreement, as in effect from time to time.

         (b) Bank shall not be obliged to follow an Instruction to hold Financial Assets with, or have them registered or recorded in the name of, any person not chosen by Bank. However, if Customer does instruct Bank to hold Securities with or register or record Securities in the name of a person not chosen by Bank, the consequences of doing so are at Customer's own risk.

2.15     Tax Reclaims.

         Bank shall provide tax reclamation services as provided in Section 8.2.

2.16 Foreign Exchange Transactions.

         To facilitate the administration of Customer's trading and investment activity, Bank may, but shall not be obliged to, enter into spot or forward foreign exchange contracts with Customer, or an Authorized Person, and may also provide foreign exchange contracts and facilities through its Affiliates or Subcustodians. Instructions, including standing instructions, may be issued with respect to such contracts, but Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where Bank, its Affiliates or Subcustodians enter into a master foreign exchange contract that covers foreign exchange transactions for the Accounts, the terms and conditions of that foreign exchange contract and, to the extent not inconsistent, this Agreement, shall apply to such transactions.

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2.17     Compliance with Securities and Exchange Commission ("SEC") rule 17f-5
("rule 17f-5").

         (a) Customer's board of directors (or equivalent body) (hereinafter 'Board') hereby delegates to Bank, and, except as to the country or countries as to which Bank may, from time to time, advise Customer that it does not accept such delegation, Bank hereby accepts the delegation to it, of the obligation to perform as Customer's `Foreign Custody Manager' (as that term is defined in rule 17f-5(a)(3) as promulgated under the Investment Company Act of 1940, as amended ("1940 Act")), including for the purposes of: (i) selecting Eligible Foreign Custodians (as that term is defined in SEC rule 17f-5(a)(1), and as the same may be amended from time to time, or that have otherwise been exempted pursuant to an SEC exemptive order) to hold foreign Financial Assets and Cash, (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in SEC rule 17f-5(c)(2)), (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

         (b) In connection with the foregoing, Bank shall:

         (i) provide written reports notifying Customer's Board of the placement of Financial Assets and Cash with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements (and until further notice from Customer such reports shall be provided not less than quarterly with respect to the placement of Financial Assets and Cash with particular Eligible Foreign Custodians and with reasonable promptness upon the occurrence of any material change in the arrangements with such Eligible Foreign Custodians);

         (ii) exercise such reasonable care, prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of foreign Financial Assets and cash would exercise;

         (iii) in selecting an Eligible Foreign Custodian, first have determined that foreign Financial Assets and cash placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such foreign Financial Assets and cash, including, without limitation, those factors set forth in SEC rule 17f-5(c)(1)(i)-(iv);

         (iv) determine that the written contract with an Eligible Foreign Custodian requires that the Eligible Foreign Custodian shall provide reasonable care for foreign Financial Assets and Cash based on the standards applicable to custodians in the relevant market.

         (v) have established a system to monitor the continued appropriateness of maintaining foreign Financial Assets and cash with particular Eligible Foreign

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         Custodians and of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford foreign Financial Assets and cash reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected foreign Financial Assets and cash.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain foreign Financial Assets and cash on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

         (c) Except as expressly provided herein, Customer shall be solely responsible to assure that the maintenance of foreign Financial Assets and cash hereunder complies with the rules, regulations, interpretations and exemptive orders as promulgated by or under the authority of the SEC.

         (d) Bank represents to Customer that it is a U.S. Bank as defined in Rule 17f-5(a)(7). Customer represents to Bank that: (1) the foreign Financial Assets and cash being placed and maintained in Bank's custody are subject to the 1940 Act, as the same may be amended from time to time; (2) its Board has determined that it is reasonable to rely on Bank to perform as Customer's Foreign Custody Manager in each country in which Customer's Financial Assets and cash shall be held hereunder and determined to accept Country Risk. Nothing contained herein shall require Bank to make any selection or to engage in any monitoring on behalf of Customer that would entail consideration of Country Risk.

         (e) Bank shall provide to Customer such information relating to Country Risk as is specified in Appendix 1 hereto. Customer hereby acknowledges that:
(i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.

         2.18  Compliance with SEC rule 17f-7 ("rule 17f-7").

         (a) Bank shall, for consideration by Customer, provide an analysis of the custody risks associated with maintaining Customer's Foreign Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Customer's foreign Assets at such Depository) and at which any foreign Assets of Customer are held or are expected to be held. The foregoing analysis will be provided to Customer at Bank's Website. In connection with the foregoing, Customer shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its Foreign Assets held. Bank shall monitor the custody risks associated with maintaining Customer's foreign Assets


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at each such Eligible Securities Depository on a continuing basis and shall promptly notify Customer or its adviser of any material changes in such risks.

         (b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 2.18(a) above.

         (c) Based on the information available to it in the exercise of diligence, Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Schedule 3 hereto and shall promptly advise Customer if any Eligible Securities Depository ceases to be eligible. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in
Schedule 3 hereto, and as the same may be amended on notice to Customer from time to time.)

                                 3. INSTRUCTIONS

3.1      Acting on Instructions; Unclear Instructions.

         (a) Bank is authorized to act under this Agreement (or to refrain from taking action) in accordance with the instructions received by Bank, via telephone, telex, facsimile transmission, or other teleprocess or electronic instruction or trade information system acceptable to Bank ("Instructions"). Bank shall have no responsibility for the authenticity or propriety of any Instructions that Bank believes in good faith to have been given by Authorized Persons or which are transmitted with proper testing or authentication pursuant to terms and conditions that Bank may reasonably specify. Customer authorizes Bank to accept and act upon any Instructions received by it without inquiry, except for where Instructions are clearly incorrect on their face.

         (b) Unless otherwise expressly provided, all Instructions shall continue in full force and effect until canceled or superseded.

         (c) Bank may (in its sole discretion and without affecting any part of this Section 3.1) seek clarification or confirmation of an Instruction from an Authorized Person and may decline to act upon an Instruction if it does not receive clarification or confirmation satisfactory to it. Bank shall not be liable for any loss arising from any delay while it seeks such clarification or confirmation, except as provided in Section 7.1 hereof.

         (d) In executing or paying a payment order Bank may rely upon the identifying number (e.g. Fedwire routing number or account) of any party as instructed in the payment order. Customer assumes full responsibility for any inconsistency between the name and identifying number of any party in payment orders issued to Bank in Customer's name.

3.2      Confirmation of Oral Instructions/ Security Devices.

         Any Instructions delivered to Bank by telephone shall promptly thereafter be confirmed in writing by an Authorized Person. Each confirmation is to be clearly marked


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"Confirmation." Bank shall not be liable for having followed such Instructions notwithstanding the failure of an Authorized Person to send such confirmation in writing or the failure of such confirmation to conform to the telephone Instructions received, provided that Bank shall have exercised reasonable care in following such Instructions. In the event of a discrepancy between Instructions and a subsequent confirmation, Bank shall immediately notify Customer of such discrepancy. Either party may record any of their telephonic communications. Customer shall comply with any security procedures reasonably required by Bank from time to time with respect to verification of Instructions. Customer shall be responsible for safeguarding any test keys, identification codes or other security devices that Bank shall make available to Customer or any Authorized Person.

3.3      Instructions; Contrary to Law/Market Practice.

         Bank need not act upon Instructions which it reasonably believes to be contrary to law, regulation or market practice but shall be under no duty to investigate whether any Instructions comply with Applicable Law or market practice.

3.4      Cut-off Times.

         Bank has established cut-off times for receipt of some categories of Instruction, which shall be made available to Customer. If Bank receives an Instruction after its established cut-off time, it shall attempt to act upon the Instruction on the day requested if Bank deems it practicable to do so or otherwise as soon as practicable after that day.

                4. FEES, EXPENSES AND OTHER AMOUNTS OWING TO BANK

4.1      Fees and Expenses.

         Customer shall pay Bank for its services hereunder the fees set forth in Schedule 2 hereto or such other amounts as may be agreed upon in writing from time to time, together with Bank's reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees. Customer authorizes Bank to charge the Cash Account, for any such fees or expenses.

4.2      Overdrafts.

         If a debit to any currency in the Cash Account results in a debit balance in that currency (without regard to any Cash Account investments) then Bank may, in its discretion, advance an amount equal to the overdraft and such an advance shall be deemed a loan to Customer, payable on demand, bearing interest at the rate charged by Bank from time to time, for overdrafts incurred by customers similar to Customer, from the date of such advance to the date of payment (both after as well as before judgment) and otherwise on the terms on which Bank makes similar overdrafts available from time to time. No prior action or course of dealing on Bank's part with respect to the settlement of transactions on Customer's behalf shall be asserted by Customer against Bank for Bank's refusal to make advances to the Cash Account or to settle any transaction for which Customer does not have sufficient available funds in the applicable currency in the Account.

4.3      Bank's Right Over Securities;  Set-off.

         (a) To the extent Customer may do so without being deemed to have created an encumbrance on its Financial Assets which would make its Financial Assets ineligible to cover its "senior security" positions within the meaning of Section 18 of the 1940 Act, Customer grants Bank a security interest in and a lien on the Financial Assets held in the Securities Account as security for any and all amounts which are now or become owing to Bank under any provision of this Agreement, whether or not matured or contingent
("Indebtedness").

         (b) With respect to any right of debit or set-off conferred upon Bank by Sections 4.1,.9 and 10.5(b) of this Agreement, the following shall apply:

                    (i) Bank shall send Customer an invoice for amounts to be charged against its Accounts under this Agreement and Customer shall be given the opportunity to pay such amounts within a reasonable period of time;

                    (ii) In the event that Customer does not pay such amounts
                         within a reasonable period of time and has not disputed its liability therefor in good faith, Bank shall be entitled to set any such Indebtedness off against its Accounts, regardless of the currency involved.

           5. SUBCUSTODIANS, SECURITIES DEPOSITORIES, AND OTHER AGENTS

5.1      Appointment of Subcustodians; Use of Securities Depositories.

         (a) Bank is authorized under this Agreement to act through and hold Customer's Financial Assets with subcustodians, being at the date of this Agreement the entities listed in Schedule 1 and/or such other entities as Bank may appoint as subcustodians ("Subcustodians"). Bank may, but need not, add to
Schedule 1 an Eligible Foreign Custodian where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects to add any such entity. Bank shall use reasonable care in the selection and continued appointment of such Subcustodians. In addition, Bank and each Subcustodian may deposit Financial Assets with, and hold Financial Assets in, any securities depository, settlement system, dematerialized book entry system or similar system (together a "Securities Depository") on such terms as such systems customarily operate and Customer shall provide Bank with such documentation or acknowledgements that Bank may reasonably require to hold the Financial Assets in such systems.

         (b) Any agreement Bank enters into with a Subcustodian for holding Bank's customers' assets shall provide that such assets shall not be subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors except a claim of payment for their safe custody or administration or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws, and that the beneficial ownership of such assets shall be freely transferable without the payment of money or value other than for safe custody or administration. Where a Subcustodian deposits Securities with a Securities Depository, Bank shall cause the Subcustodian to identify on its records as belonging to Bank, as agent, the Securities shown on the Subcustodian's account at such Securities Depository. The foregoing shall not apply to the extent of any special agreement or arrangement made by Customer with any particular Subcustodian.

         (c) Bank shall have no responsibility for any act or omission by (or the insolvency of) any Securities Depository. In the event Customer incurs a loss due to the negligence, willful misconduct, or insolvency of a Securities Depository, Bank shall make reasonable endeavors, in its discretion, to seek recovery from the Securities Depository.

         (d) The term Subcustodian as used herein shall mean the following:

                    (i) a 'U.S. Bank', which shall mean a U.S. bank as defined in SEC rule 17f-5(a)(7);

                   (ii) an 'Eligible Foreign Custodian', which shall mean: (x) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (y) a majority-owned direct or indirect subsidiary of a U.S. bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

                  (iii)  For purposes of clarity, it is agreed that as used in
                         Section 5.2(a), the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager.

         (e) The term 'securities depository' as used herein when referring to a securities depository located outside the U.S. shall mean::

An 'Eligible Securities Depository' which, in turn, shall have the same meaning as in rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt pursuant to an SEC exemptive order.

         (f) The term 'securities depository' as used herein when referring to a securities depository located in the U.S. shall mean a securities depository as defined in SEC rule 17f-4(a).

5.2      Liability for Subcustodians.

         (a) Subject to Section 7.1(b), Bank shall be liable for direct losses incurred by Customer that result from:

                     (i) the failure by the Subcustodian to use reasonable care in the provision of custodial services by it in accordance with the standards prevailing in the relevant market or from the fraud or willful default of such Subcustodian in the provision of custodial services by it; or

                    (ii) the bankruptcy or insolvency of any Affiliated
                         Subcustodian.

         (b) Subject to Section 7.1(b) and Bank's duty to use reasonable care in the monitoring of a Subcustodian's financial condition as reflected in its published financial statements and other publicly available financial information concerning it, Bank shall not be responsible for the insolvency of any Subcustodian which is not a branch or an Affiliated Subcustodian.

         (c) Bank reserves the right to add, replace or remove
Subcustodians. Bank shall give prompt notice of any such action, which shall be advance notice if practicable. Upon request by Customer, Bank shall identify the name, address and principal place of business of any Subcustodian and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

5.3      Use of Agents.

         (a) Bank may provide certain services under this Agreement through third parties. These third parties may be Affiliates. Except to the extent provided in Section 5.2 with respect to Subcustodians, Bank shall not be responsible for any loss as a result of a failure by any broker or any other third party that it selects and retains using reasonable care to provide ancillary services, such as pricing, proxy voting, and corporate action services, that it does not customarily provide itself. Nevertheless, Bank shall be liable for the performance of any such service provider selected by Bank that is an Affiliate to the same extent as Bank would have been liable if it performed such services itself.

         (b) Bank shall execute transactions involving Financial Assets of United States origin through a broker which is an Affiliate (i) in the case of the sale under Section 2.8 of a fractional interest or (ii) if an Authorized Person directs Bank to use the affiliated broker or otherwise requests that Bank select a broker for that transaction, unless, in either case, the Affiliate does not execute similar transactions in such Financial Assets. The affiliated broker may charge its customary commission (or retain its customary spread) with respect to either such transaction.

                  6. ADDITIONAL PROVISIONS RELATING TO CUSTOMER

6.1      (a)  Representations of Customer.

         Customer represents and warrants to Bank that: (i) it has full authority and power, and has obtained all necessary authorizations and consents, to deposit and control the Financial Assets and cash in the Accounts, to use Bank as its custodian in accordance with the terms of this Agreement and to incur indebtedness, pledge Financial Assets as contemplated by Section 4.3, and enter into foreign exchange transactions; and (ii) this Agreement is its legal, valid and binding obligation, enforceable in accordance with its terms and it has full power and authority to enter into and has taken all necessary corporate action to authorize the execution of this Agreement. Bank may rely upon the above or the certification of such other facts as may be required to administer Bank's obligations hereunder.

         (b)  Representations of Bank.

         Bank represents and warrants to Customer that: (i) it has full authority and power, and has obtained all necessary authorizations and consents, to act as custodian hereunder; and (ii) this Agreement is its legal, valid and binding obligation, enforceable in accordance with its terms and it has full power and authority to enter into and has taken all necessary corporate action to authorize the execution of this Agreement.

6.2      Customer to Provide Certain Information to Bank.

         Upon request, Customer shall promptly provide to Bank such information about itself and its financial status as Bank may reasonably request, including Customer's organizational documents and its current audited and unaudited financial statements.

6.3      Customer is Liable to Bank Even if it is Acting for Another Person.

         If Customer is acting as an agent for a disclosed or undisclosed principal in respect of any transaction, cash, or Financial Asset, Bank nevertheless shall treat Customer as its principal for all purposes under this Agreement. In this regard, Customer shall be liable to Bank as a principal in respect of any transactions relating to the Account. The foregoing shall not affect any rights Bank might have against Customer's principal.

                       7. WHEN BANK IS LIABLE TO CUSTOMER

7.1      Standard of Care; Liability.

         (a) Bank shall use reasonable care in performing its obligations under this Agreement. Bank shall not be in violation of this Agreement with respect to any matter as to which it has satisfied its obligation of reasonable care.

         (b) Bank shall be liable for Customer's direct damages to the extent they result from Bank's negligence or willful misconduct in performing its duties as set out in this Agreement and to the extent provided for in
Section 5.2(a). Nevertheless, under no circumstances shall Bank be liable for any indirect, incidental, consequential or special damages (including, without limitation, lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the type of action in which such a claim may be brought, with respect to the Accounts or Bank's performance hereunder or its role as custodian.

         (c) Customer shall indemnify the Bank Indemnitees against, and hold them harmless from, any Liabilities that may be imposed on, incurred by or asserted against any of the Bank Indemnitees in connection with or arising out of Bank's performance under this Agreement, provided the Bank Indemnitees have not acted with negligence or engaged in fraud or willful misconduct in connection with the Liabilities in question. Customer shall indemnify the Bank Indemnitees against, and hold each of them harmlesss from, an Liabilities that may be imposed on, incurred by, or asserted against the Bank Indemnitees as a result of any action or omission taken in accordance with any Instructions or other directions upon which Bank is authorized to rely under the terms of this Agreement. Nevertheless, Customer shall not be obligated to indemnify any Bank Indemnitee under the preceding sentences with respect to any Liability for which Bank is liable under Section 5.2 of this Agreement.

         (d) Without limiting Subsections 7.1 (a), (b) or (c), Bank shall have no duty or responsibility to: (i) question Instructions or make any suggestions to Customer or an Authorized Person regarding such Instructions, except as provided in Section 3.2, provided that the Instructions are not clearly incorrect on their face; (ii) supervise or make recommendations with respect to investments or the retention of Financial Assets; (iii) advise Customer or an Authorized Person regarding any default in the payment of principal or income of any security other than as provided in Section 2.7(b) of this Agreement; (iv) evaluate or report to Customer or an Authorized Person regarding the financial condition of any broker, agent or other party to which Bank is instructed by an Authorized Person to deliver Financial Assets or cash; or (v) review or reconcile trade confirmations received from brokers (and Customer or its Authorized Persons issuing Instructions shall bear any responsibility to review such confirmations against Instructions issued to and statements issued by Bank).

         (e) Promptly after receipt by Bank of notice of commencement of any action, Bank will, if a claim in respect thereof is to made against Customer under this Agreement, notify Customer of the commencement thereof; but the omission so to notify Customer will not relieve it from any liability which it may have to Bank otherwise than under this Agreement. In case any such action is brought against Bank, and it notified Customer of the commencement thereof, Customer will be entitled to participate therein and, to the extent that may wish, assume the defense thereof; provided, that in the case of any claim that Bank deems significant, Bank shall have the right to consent to Customer's choice of counsel in its defense of such action, such consent not to be unreasonably withheld. After notice from Customer of its intention to assume the defense of an action, Bank shall bear the expenses of any additional counsel obtained by it, and Customer shall not be liable to Bank under this section for any legal or other expenses subsequently incurred by Bank in connection with the defense thereof other than reasonable costs of investigation. Bank shall in no case confess any claim or make any compromise in any case in which Customer is asked to indemnify Bank except with Customer's prior written consent.

7.2      Force Majeure.

         Bank shall maintain and update from time to time business continuation and disaster recovery procedures with respect to its global custody business that it determines from time to time meet reasonable commercial standards. Bank shall have no liability, however, for any damage, loss or expense of any nature that Customer may suffer or incur, caused by an act of God, fire, flood, civil or labor disturbance, war, act of any governmental authority or other act or threat of any authority (de jure or de facto), legal constraint, fraud or forgery, malfunction of equipment or software (except to the extent such malfunction is primarily attributable to Bank's negligence in maintaining the equipment or software), failure of or the effect of rules or operations of any external funds transfer system, inability to obtain or interruption of external communications facilities, or any cause beyond the reasonable control of Bank (including without limitation, the non-availability of appropriate foreign exchange).

7.3      Bank  May Consult With Counsel.

         Bank shall be entitled to rely on, and may act upon the advice of professional advisers in relation to matters of law, regulation or market practice (which may be the professional advisers of Customer), and shall not be liable to Customer for any action reasonably taken or omitted pursuant to such advice.

7.4 Bank Provides Diverse Financial Services and May Generate Profits as a Result.

         Customer acknowledges that Bank or its Affiliates may have a material interest in transactions entered into by Customer with respect to the Account or that circumstances are such that Bank may have a potential conflict of duty or interest. For example, Bank or its Affiliates may act as a market maker in the Financial Assets to which Instructions relate, provide brokerage services to other customers, act as financial adviser to the issuer of such Financial Assets, act in the same transaction as agent for more than one customer, have a material interest in the issue of the Financial Assets, or earn profits from any of these activities. Customer acknowledges that Bank or its Affiliates may be in possession of information tending to show that the Instructions received may not be in the best interests of Customer. Bank is not under any duty to disclose any such information.

                                   8. TAXATION

8.1      Tax Obligations.

         (a) Customer confirms that Bank is authorized to deduct from any cash received or credited to the Cash Account any taxes or levies required by any revenue or governmental authority in respect of Customer's Accounts.

         (b) Customer shall be responsible for the payment of all taxes relating to the Financial Assets in the Securities Account, and Customer shall pay, indemnify and hold Bank harmless from and against any and all liabilities, penalties, interest or additions to tax with respect to or resulting from, any delay in, or failure by, Bank (1) to pay, withhold or report any U.S. federal, state or local taxes or foreign taxes imposed on, or (2) to report interest, dividend or other income paid or credited to the Cash Account, whether such failure or delay by Bank to pay, withhold or report tax or income is the result of (x) Customer's failure to comply with the terms of this paragraph, or (y) Bank's own acts or omissions; provided however, Customer shall not be liable to Bank for any penalty or additions to tax due as a result of Bank's failure to pay or withhold tax or to report interest, dividend or other income paid or credited to the Cash Account solely as a result of Bank's negligent acts or omissions.

8.2      Tax Reclaims.

         (a) Subject to the provisions of this Section, Bank shall apply for a reduction of withholding tax and any refund of any tax paid or tax credits in respect of income payments on Financial Assets credited to the Securities Account that Bank believes may be available.

         (b) The provision of a tax reclamation service by Bank is conditional upon Bank receiving from Customer (i) a declaration of its identity and place of residence and (ii) certain other documentation requested by Bank (pro forma copies of which are available from Bank). If Financial Assets credited to the Account are beneficially owned by someone other than Customer, this information shall be necessary with respect to the beneficial owner. Customer acknowledges that Bank shall be unable to perform tax reclamation services unless it receives this information.

         (c) Bank shall perform tax reclamation services only with respect to taxation levied by the revenue authorities of the countries advised by Bank to Customer from time to time and Bank may, by notification in writing, in its absolute discretion, supplement or amend the countries in which the tax reclamation services are offered. Other than as expressly provided in this
Section 8.2 Bank shall have no responsibility with regard to Customer's tax position or status in any jurisdiction.

         (d) Customer confirms that Bank is authorized to disclose any information required by any revenue authority or any governmental body with appropriate jurisdiction in relation to the processing of any tax reclaim.

                                 9. TERMINATION

         Either party may terminate this Agreement on sixty days' notice in writing to the other party. If Customer gives notice of termination, it must provide full details of the persons to whom Bank must deliver Financial Assets and cash. If Bank gives notice of termination, then Customer must, within sixty days, notify Bank of details of its new custodian, failing which Bank may elect (at any time after the sixty day notice period) either to retain the Financial Assets and cash until such details are given, continuing to charge fees due , or deliver the Financial Assets and cash to Customer. Bank shall in any event be entitled to deduct any amounts owing to it prior to delivery of the Financial Assets and cash (and, accordingly, Bank shall be entitled to sell Financial Assets and apply the sale proceeds in satisfaction of amounts owing to it). Customer shall reimburse Bank promptly for all out-of-pocket __expenses it incurs in delivering __Financial Assets upon termination. Termination shall not affect any of the liabilities either party owes to the other arising under this Agreement prior to such termination.

                                10. MISCELLANEOUS

10.1     Notices.

         Notices (other than Instructions) shall be served by registered mail or hand delivery to the address of the respective parties as set out on the first page of this Agreement, unless notice of a new address is given to the other party in writing. Notice shall not be deemed to be given unless it has been received.

10.2     Successors and Assigns.

         This Agreement shall be binding on each of the parties' successors and assigns, but the parties agree that neither party can assign its rights and obligations under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. In the event that Customer substitutes another bank or trust company for Bank due to a change in control of Bank, Bank shall pay all of Customer's reasonable expenses incurred in connection with the transition to the successor custodian, including, without limitation, the expenses associated with the transfer of securities, monies and other properties and Customer's negotiation of new custodian contractual documentation.

10.3     Interpretation.

         Headings are for convenience only and are not intended to affect interpretation. References to sections are to sections of this Agreement and references to sub-sections and paragraphs are to sub-sections of the sections and paragraphs of the sub-sections in which they appear.

10.4     Entire Agreement.

         (a)        The following Rider(s) are incorporated into this Agreement:

             __     Cash Trade Execution;

             __     Accounting Services

             __     Mutual Fund

             _X_    Domestic and Global

         (b) This Agreement, including the Schedules, Exhibits, and
Riders (and any separate agreement which Bank and Customer may enter into with respect to any Cash Account), sets out the entire Agreement between the parties in connection with the subject matter, and this Agreement supersedes any other agreement, statement, or representation relating to custody, whether oral or written. Amendments must be in writing and signed by both parties.

10.5     Information Concerning Deposits at Bank.

         (a) Bank's London Branch is a member of the United Kingdom
Deposit Protection Scheme (the "Scheme") established under Banking Act 1987 (as amended). The Scheme provides that in the event of Bank's insolvency payments may be made to certain customers of Bank's London Branch. Payments under the Scheme are limited to 90% of a depositor's total cash deposits subject to a maximum payment to any one depositor of (pound)18,000 (or 20,000 euros if greater). Most deposits denominated in sterling and other European Economic Area Currencies and euros made with Bank within the United Kingdom are covered. Further details of the Scheme are available on request.

         (b) In the event that Bank incurs a loss attributable to Country
Risk with respect to any cash balance it maintains on deposit at a Subcustodian or other correspondent bank in regard to its global custody or trust businesses in the country where the Subcustodian or other correspondent bank is located, Bank may set such loss off against Customer's Cash Account to the extent that such loss is directly attributable to Customer's investments in that market and, to the extent that such loss is not directly attributable to any of Bank's customers' investments in that market, Bank may set such loss off in a pro-rata manner against its customers' cash account holdings in that currency, including such holdings in Customer's Cash Account.

10.6     Confidentiality.

         Bank shall not disclose any confidential information concerning its relationship with Customer under this Agreement except as is reasonably necessary to provide services to Customer, as required by law or regulation or the organizational documents of the issuer of any Financial Asset, or otherwise with the consent of Customer. Customer agrees to keep this Agreement confidential and, except where disclosure is required by law or regulation, shall only disclose it (or any part of it) with the prior written consent of Bank.

10.7     Insurance.

         Bank shall not be required to maintain any insurance coverage for the benefit of Customer.

10.8     Governing Law and Jurisdiction.  Certification of Residency.

         This Agreement shall be construed, regulated, and administered under the laws of the United States or State of New York, as applicable, without regard to New York's principles regarding conflict of laws. The parties hereby knowingly, voluntarily and intentionally waive, to the fullest extent permitted by applicable law, any right to a trial by jury with respect to any such lawsuit or judicial proceeding arising or relating to this Agreement or the transactions contemplated hereby. Customer certifies that it is a resident of the United States and shall notify Bank of any changes in residency. Bank may rely upon this certification or the certification of such other facts as may be required to administer Bank's obligations hereunder.

10.9     Severability and Waiver.

         (a) If one or more provisions of this Agreement are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions shall not in any way be affected or impaired.

         (b) Except as otherwise provided herein, no failure or delay on the part of either party in exercising any power or right hereunder operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is to be enforced.

10.10    Counterparts.

         This Agreement may be executed in several counterparts each of which shall be deemed to be an original and together shall constitute one and the same agreement.

Customer's Obligations.

         With respect to Customers organized as Massachusetts business trusts, a copy of each Customer's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Bank acknowledges that the obligations of or arising out of this Agreement with respect to a Customer are not binding upon any of the Customer's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Customer in accordance with its proportionate interest hereunder. The Bank further acknowledges that the assets and liabilities of each series are separate and distinct, and that the obligations of or arising out of this Agreement are binding solely upon the assets or property of the series on behalf of which the Customer has executed this instrument. The Bank also agrees that the obligations of each Customer and series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and agrees not to proceed against any Customer or series for the obligations of another Customer or series.

         Customers may be added or deleted as parties to this Agreement from time to time by amendment to Exhibit A.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                         CUSTOMERS, as identified in Exhibit A

                                         By:    JEFFREY SHAMES
                                                ----------------------------
                                                Jeffrey Shames
                                         Title: Director
                                         Date:  May 26, 2001

                                         THE CHASE MANHATTAN BANK

                                         By:    RICHARD WARNE
                                                ----------------------------
                                                Richard Warne
                                         Title: Senior Vice President
                                         Date:  May 4, 2001

                                                              As of ____________

                         Exhibit B to Custodian Contract

                                                        As of July 2, 2001

                         Exhibit A to Custodian Contract

-------------------------------------------------------------------------------------------------
 Name of Trust/Portfolio                       State Street Portfolio       Chase Portfolio
-------------------------------------------------------------------------------------------------
I.   MFS Family of Funds
     MFS Series Trust I:
     Managed Sectors Fund (MMS)                                                 (check)
-------------------------------------------------------------------------------------------------
     Cash Reserve Fund (MCF)                            N/A                       N/A
-------------------------------------------------------------------------------------------------
     Global Asset Allocation Fund (MAA)                                         (check)
-------------------------------------------------------------------------------------------------
     Strategic Growth Fund (AGF)                      (check)
-------------------------------------------------------------------------------------------------
     Research Gr. and Inc. Fund (RGI)                 (check)
-------------------------------------------------------------------------------------------------
     Value Fund (EIF)                                 (check)
-------------------------------------------------------------------------------------------------
     Core Growth Fund (CGF)                           (check)
-------------------------------------------------------------------------------------------------
     New Discovery Fund (NDF)                         (check)
-------------------------------------------------------------------------------------------------
     Technology Fund (SCT)                            (check)
-------------------------------------------------------------------------------------------------
     Research International Fund (RIF)                (check)
-------------------------------------------------------------------------------------------------
     Global Telecommunications (GTF)                  (check)
-------------------------------------------------------------------------------------------------
     Japan Equity (MJE)                               (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Series Trust II:
-------------------------------------------------------------------------------------------------
     Emerging Growth Fund (MEG)                                                 (check)
-------------------------------------------------------------------------------------------------
     Large Cap Growth Fund (MCG)                                                (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Series Trust III:
-------------------------------------------------------------------------------------------------
     High Income Fund (MFH)                                                     (check)
-------------------------------------------------------------------------------------------------
     High Yield Opportunities Fund (HYO)              (check)
-------------------------------------------------------------------------------------------------
     Municipal High Income Fund (MMH)                   N/A                       N/A
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Series Trust IV:
-------------------------------------------------------------------------------------------------
     Money Market Fund (MMM)                            N/A                       N/A
-------------------------------------------------------------------------------------------------
     Gov't. Money Mkt. Fund (MMG)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     Municipal Bond Fund (MMB)                          N/A                       N/A
-------------------------------------------------------------------------------------------------
     Mid Cap Growth Fund (OTC)                                                  (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Series Trust V:
-------------------------------------------------------------------------------------------------
     Total Return Fund (MTR)                                                    (check)
-------------------------------------------------------------------------------------------------
     Research Fund (MFR)                                                        (check)
-------------------------------------------------------------------------------------------------
     Int'l New Discovery Fund (MIO)                   (check)
-------------------------------------------------------------------------------------------------
     Int'l Strategic Growth Fund (MGR)                (check)
-------------------------------------------------------------------------------------------------
     Int'l Value Fund (MIV)                           (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Series Trust VI:
-------------------------------------------------------------------------------------------------
     Global Total Return Fund (MWT)                                             (check)
-------------------------------------------------------------------------------------------------
     Utilities Fund (MMU)                                                       (check)
-------------------------------------------------------------------------------------------------
     Global Equity Fund (MWE)                                                   (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Series Trust VII:
       Global Governments Fund (MWG)                                            (check)
-------------------------------------------------------------------------------------------------
       Capital Opportunities Fund (MVF)                                         (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 Name of Trust/Portfolio                       State Street Portfolio       Chase Portfolio
-------------------------------------------------------------------------------------------------
     MFS Series Trust VIII:
-------------------------------------------------------------------------------------------------
     Strategic Income Fund (MSI)                                                (check)
-------------------------------------------------------------------------------------------------
     Global Growth Fund (WGF)                         (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Series Trust IX:
-------------------------------------------------------------------------------------------------
     Bond Fund (MFB)                                                            (check)
-------------------------------------------------------------------------------------------------
     Limited Maturity Fund (MLM)                                                (check)
-------------------------------------------------------------------------------------------------
     Municipal Ltd. Maturity Fund (MML)                 N/A                       N/A
-------------------------------------------------------------------------------------------------
     Research Bond Fund (RBF)                         (check)
-------------------------------------------------------------------------------------------------
     Intermediate Inv. Grade Bond Fd.(IBF)            (check)
-------------------------------------------------------------------------------------------------
     Emerging Opportunities Fund (MCV)                (check)
-------------------------------------------------------------------------------------------------
     Large Cap Value Fund (MLV)                       (check)
-------------------------------------------------------------------------------------------------
     High Quality Bond Fund (MQB)                     (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Series Trust X:
-------------------------------------------------------------------------------------------------
     Government Mortgage Fund (MGM)                     N/A                       N/A
-------------------------------------------------------------------------------------------------
     Emerging Markets Equity Fund (FEM)               (check)
-------------------------------------------------------------------------------------------------
     Int'l. Growth Fund (FGF)                         (check)
-------------------------------------------------------------------------------------------------
     Int'l. Investors Trust (FGI)                     (check)
-------------------------------------------------------------------------------------------------
     Strategic Value Fund (SVF)                       (check)
-------------------------------------------------------------------------------------------------
     Emerging Mkts. Debt Fund (EMD)                   (check)
-------------------------------------------------------------------------------------------------
     Income Fund (MIY)                                (check)
-------------------------------------------------------------------------------------------------
     European Equity Fund (MEQ)                       (check)
-------------------------------------------------------------------------------------------------
     High Yield Fund (MHT)                            (check)
-------------------------------------------------------------------------------------------------
     Concentrated Growth Fund (MCN)                   (check)
-------------------------------------------------------------------------------------------------
     New Endeavor Fund (NEF)                          (check)
-------------------------------------------------------------------------------------------------
     Multi Cap Growth Fund (MPF)                      (check)
-------------------------------------------------------------------------------------------------
     Fundamental Growth Fund (FDG)                    (check)
-------------------------------------------------------------------------------------------------
     Gemini Large Cap U.S. Fund (GSF)                 (check)
-------------------------------------------------------------------------------------------------
     Gemini U.K. Fund (GKF)                           (check)
-------------------------------------------------------------------------------------------------
     International ADR Fund (IAF)                     (check)
-------------------------------------------------------------------------------------------------
     Global Conservative Equity Fund (GOF)                                      (check)
-------------------------------------------------------------------------------------------------
     International Core Equity Fund(ICF)              (check)
-------------------------------------------------------------------------------------------------
     Global Health Sciences Fund (MGH)                                          (check)
-------------------------------------------------------------------------------------------------
     Emerging Companies Fund (ECF)                                              (check)
-------------------------------------------------------------------------------------------------
     Select Growth Fund (SRF)                                                   (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Series Trust XI:
-------------------------------------------------------------------------------------------------
     Union Standard Equity Fund (UNE)                 (check)
-------------------------------------------------------------------------------------------------
     Vertex Contrarian Fund (VCF)                     (check)
-------------------------------------------------------------------------------------------------
     Vertex International Fund (VXI)                  (check)
-------------------------------------------------------------------------------------------------
     Mid Cap Value Fund (MDF)                         (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Municipal Series Trust:
-------------------------------------------------------------------------------------------------
     AL Municipal Bond Fund (MAL)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     AR Municipal Bond Fund (MAR)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     CA Municipal Bond Fund (MCA)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     FL Municipal Bond Fund (MFL)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     GA Municipal Bond Fund (MGA)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     MD Municipal Bond Fund (MMD)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     MA Municipal Bond Fund (MMA)                       N/A                       N/A
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 Name of Trust/Portfolio                       State Street Portfolio       Chase Portfolio
-------------------------------------------------------------------------------------------------
     MFS Municipal Series Trust (cont.):
-------------------------------------------------------------------------------------------------
     MS Municipal Bond Fund (MMP)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     NY Municipal Bond Fund (MNY)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     NC Municipal Bond Fund (MNC)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     PA Municipal Bond Fund (MPA)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     SC Municipal Bond Fund (MSC)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     TN Municipal Bond Fund (MTN)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     VA Municipal Bond Fund (MVA)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     WV Municipal Bond Fund (MWV)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     Municipal Income Fund (MMI)                        N/A                       N/A
-------------------------------------------------------------------------------------------------
     N.Y. High Income Tax Free Fund (NYT)               N/A                       N/A
-------------------------------------------------------------------------------------------------
     Mass. High Income Tax Free Fund (MAT)              N/A                       N/A
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     Stand-Alone Funds:
     Growth Opportunities Fund (MGO)                                            (check)
-------------------------------------------------------------------------------------------------
     Government Securities Fund (MGS)                   N/A                       N/A
-------------------------------------------------------------------------------------------------
     MA Investors Gr. Stock Fund (MIG)                                          (check)
-------------------------------------------------------------------------------------------------
     Gov't. Ltd. Maturity Fund (MGL)                    N/A                       N/A
-------------------------------------------------------------------------------------------------
     MA Investors Trust (MIT)                         (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
II.  MFS Closed-End Funds
-------------------------------------------------------------------------------------------------
     Municipal Income Trust (MFM)                       N/A                       N/A
-------------------------------------------------------------------------------------------------
     Multimarket Income Trust (MMT)                                             (check)
-------------------------------------------------------------------------------------------------
     Gov't. Mkts. Income Trust (MGF)                                            (check)
-------------------------------------------------------------------------------------------------
     Intermediate Income Trust (MIN)                  (check)
-------------------------------------------------------------------------------------------------
     Charter Income Trust (MCR)                       (check)
-------------------------------------------------------------------------------------------------
     Special Value Trust (MFV)                                                  (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
III. MFS Institutional Funds
-------------------------------------------------------------------------------------------------
     MFS Institutional Trust (MFSIT):
-------------------------------------------------------------------------------------------------
     Inst. Emerging Equities Fund (MEE)                                         (check)
-------------------------------------------------------------------------------------------------
     Inst. International Equity Fund (IIE)            (check)
-------------------------------------------------------------------------------------------------
     Inst. Mid Cap Growth Fund (IMC)                  (check)
-------------------------------------------------------------------------------------------------
     Inst. Research Fund (IRF)                        (check)
-------------------------------------------------------------------------------------------------
     Inst. Core Equity Fund (ICE)                     (check)
-------------------------------------------------------------------------------------------------
     Inst. Large Cap Grth. Fund (ILC)                 (check)
-------------------------------------------------------------------------------------------------
     Inst. High Yield Fund (IHY)                      (check)
-------------------------------------------------------------------------------------------------
     Inst. Large Cap Value Fund (ILV)                 (check)
-------------------------------------------------------------------------------------------------
     Inst. Int'l Research Equity Fund (IRE)           (check)
-------------------------------------------------------------------------------------------------
     Inst. Real Estate Investment Fund (IRT)          (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     MFS Variable Insurance Trust (MVI):
-------------------------------------------------------------------------------------------------
     Emerging Growth Series (VEG)                                               (check)
-------------------------------------------------------------------------------------------------
     Capital Opportunities Series (VVS)                                         (check)
-------------------------------------------------------------------------------------------------
     Research Series (VFR)                                                      (check)
-------------------------------------------------------------------------------------------------
     Investors Trust Series (VGI)                                               (check)
-------------------------------------------------------------------------------------------------
     Total Return Series (VTR)                                                  (check)
-------------------------------------------------------------------------------------------------
     Utilities Series (VUF)                                                     (check)
-------------------------------------------------------------------------------------------------
     High Income Series (VHI)                                                   (check)
-------------------------------------------------------------------------------------------------
     Global Governments Series (VWG)                                            (check)
-------------------------------------------------------------------------------------------------
     Bond Series (VFB)                                                          (check)
-------------------------------------------------------------------------------------------------
     Money Market Series (VMM)                          N/A                       N/A
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 Name of Trust/Portfolio                       State Street Portfolio       Chase Portfolio
-------------------------------------------------------------------------------------------------
     MFS Variable Insurance Trust (cont'd):
-------------------------------------------------------------------------------------------------
     New Discovery Series (VND)                       (check)
-------------------------------------------------------------------------------------------------
     Investors Growth Stock Series (VGS)              (check)
-------------------------------------------------------------------------------------------------
     Global Equity Series (VGE)                       (check)
-------------------------------------------------------------------------------------------------
     Mid Cap Growth Series (VMG)                      (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
IV.  MFS/Sun Life Series Trust
-------------------------------------------------------------------------------------------------
     Capital Appreciation Series (CAS)                                          (check)
-------------------------------------------------------------------------------------------------
     Mass. Investors Trust Series (CGS)                                         (check)
-------------------------------------------------------------------------------------------------
     Gov't. Securities Series (GSS)                     N/A                       N/A
-------------------------------------------------------------------------------------------------
     Global Governments Series (WGS)                                            (check)
-------------------------------------------------------------------------------------------------
     High Yield Series (HYS)                                                    (check)
-------------------------------------------------------------------------------------------------
     Managed Sectors Series (MSS)                                               (check)
-------------------------------------------------------------------------------------------------
     Money Market Series (MKS)                          N/A                       N/A
-------------------------------------------------------------------------------------------------
     Total Return Series (TRS)                                                  (check)
-------------------------------------------------------------------------------------------------
     Utilities Series (UTS)                                                     (check)
-------------------------------------------------------------------------------------------------
     Global Growth Series (WGO)                       (check)
-------------------------------------------------------------------------------------------------
     Research Series (RES)                                                      (check)
-------------------------------------------------------------------------------------------------
     Global Asst. Allocation Series (AAS)                                       (check)
-------------------------------------------------------------------------------------------------
     Global Total Return Series (WTS)                                           (check)
-------------------------------------------------------------------------------------------------
     Emerging Growth Series (EGS)                                               (check)
-------------------------------------------------------------------------------------------------
     Int'l. Investors Trust Series (FCG)              (check)
-------------------------------------------------------------------------------------------------
     Int'l. Growth Series (FCI)                       (check)
-------------------------------------------------------------------------------------------------
     Emerging Markets Equity Series (FCE)             (check)
-------------------------------------------------------------------------------------------------
     Capital Opportunity Series (VAL)                 (check)
-------------------------------------------------------------------------------------------------
     Res. Gr. and Inc. Series (RGS)                   (check)
-------------------------------------------------------------------------------------------------
     Bond Series (BDS)                                (check)
-------------------------------------------------------------------------------------------------
     Value Series (EIS)                               (check)
-------------------------------------------------------------------------------------------------
     Mass. Inv. Grth. Stk. Ser. (MIS)                 (check)
-------------------------------------------------------------------------------------------------
     New Discovery Series (NWD)                       (check)
-------------------------------------------------------------------------------------------------
     Research Int'l Series (RSS)                      (check)
-------------------------------------------------------------------------------------------------
     Strategic Income Series (SIS)                    (check)
-------------------------------------------------------------------------------------------------
     Strategic Growth Series (SGS)                    (check)
-------------------------------------------------------------------------------------------------
     Technology Series (TKS)                          (check)
-------------------------------------------------------------------------------------------------
     Mid Cap Growth Series (MCS)                                                (check)
-------------------------------------------------------------------------------------------------
     Global Telecommunications Series (GLS)                                     (check)
-------------------------------------------------------------------------------------------------
     Global Health Services Series (GHS)              (check)
-------------------------------------------------------------------------------------------------
     International New Discovery Series (IDS)         (check)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
V.   Compass Products
-------------------------------------------------------------------------------------------------
     Cap. Appreciation Var. Acct. (CAVA)                                        (check)
-------------------------------------------------------------------------------------------------
     Gov't. Securities Var. Acct. (GSVA)                N/A                       N/A
-------------------------------------------------------------------------------------------------
     Global Gov'ts. Var. Acct. (WGVA)                                           (check)
-------------------------------------------------------------------------------------------------
     High Yield Variable Acct. (HYVA)                                           (check)
-------------------------------------------------------------------------------------------------
     Managed Sectors Var. Acct. (MSVA)                                          (check)
-------------------------------------------------------------------------------------------------
     Money Mkt. Variable Acct.(MMVA)                    N/A                       N/A
-------------------------------------------------------------------------------------------------
     Total Return Variable Acct. (TRVA)                                         (check)
-------------------------------------------------------------------------------------------------

                        Exhibit B to Custodian Contract

                                   SCHEDULE 1

                            SUB-CUSTODIAN EMPLOYED BY

                    THE CHASE MANHATTAN BANK, GLOBAL CUSTODY

COUNTRY           SUB-CUSTODIAN                       CORRESPONDENT BANK
-------           -------------                       ------------------
ARGENTINA         The Chase Manhattan Bank            Banco Generale de Negocios
                  Arenales 707, 5th Floor             Buenos Aires
                  1061 Buenos Aires
                  ARGENTINA

                  Citibank, N.A.                      Banco Generale de Negocios
                  Bartolome Mitre 530                 Buenos Aires
                  1036 Buenos Aires
                  ARGENTINA

AUSTRALIA         The Chase Manhattan Bank            Australia and New Zealand
                  Level 37                            Banking Group Ltd.
                  AAP Center                          Melbourne
                  259, George Street
                  Sydney NSW 2000
                  AUSTRALIA

AUSTRIA           Bank Austria AG                     Chase Manhattan Bank AG
                  Julius Tandler Platz - 3            Frankfurt
                  A-1090 Vienna
                  AUSTRIA

BAHRAIN           HSBC Bank Middle East               National Bank of Bahrain
                  PO Box 57                           Manama
                  Manama, 304
                  BAHRAIN

COUNTRY           SUB-CUSTODIAN                       CORRESPONDENT BANK
-------           -------------                       ------------------

BANGLADESH        Standard Chartered Bank             Standard Chartered Bank
                  18-20 Motijheel C.A.                Dhaka
                  Box 536,
                  Dhaka-1000
                  BANGLADESH

BELGIUM           Fortis Bank N.V.                    Chase Manhattan Bank AG
                  3 Montagne Du Parc                  Frankfurt
                  1000 Brussels
                  BELGIUM

BERMUDA           The Bank of Bermuda Limited         The Bank of Bermuda Ltd
                  6 Front Street                      Hamilton
                  Hamilton HMDX
                  BERMUDA

BOTSWANA          Barclays Bank of Botswana Limited   Barclays Bank of Botswana
                  Barclays House, Khama Crescent      Ltd
                  Gaborone                            Gaborone
                  BOTSWANA

BRAZIL            Citibank, N.A.                      Citibank, N.A..
                  Avenida Paulista, 1111              Sao Paulo
                  Sao Paulo, SP 01311-920
                  BRAZIL

                  BankBoston, N.A.                    BankBoston, N.A.
                  Rua Libero Badaro, 425-29 andar     Sao Paulo
                  Sao Paulo - SP 01009-000
                  BRAZIL

BULGARIA          ING Bank N.V.                       ING Bank N.V.
                  Sofia Branch                        Sofia
                  7 Vassil Levski Street
                  1000 Sofia
                  BULGARIA

COUNTRY           SUB-CUSTODIAN                       CORRESPONDENT BANK
-------           -------------                       ------------------

CANADA            Canadian Imperial Bank of Commerce  Royal Bank of Canada
                  Commerce Court West                 Toronto
                  Security Level
                  Toronto, Ontario M5L 1G9
                  CANADA

                  Royal Bank of Canada                Royal Bank of Canada
                  200 Bay Street, Suite 1500          Toronto
                  15th Floor
                  Royal Bank Plaza, North Tower
                  Toronto
                  Ontario M5J 2J5
                  CANADA

CHILE             Citibank, N.A.                      Citibank, N.A.
                  Avda. Andres Bello 2687             Santiago
                  3rd and 5th Floors
                  Santiago
                  CHILE

CHINA - SHANGHAI  The Hongkong and Shanghai Banking   Citibank, N.A.
                  Corporation Limited                 New York
                  34/F, Shanghai Senmao International
                    Building
                  101 Yin Cheng East Road
                  Pudong
                  Shanghai 200120
                  THE PEOPLE'S REPUBLIC OF CHINA

CHINA - SHENZHEN  The Hongkong and Shanghai Banking   The Chase Manhattan
                  Corporation Limited                 Bank
                  1st Floor                           Hong Kong
                  Century Plaza Hotel
                  No.1 Chun Feng Lu
                  Shenzhen
                  THE PEOPLE'S REPUBLIC OF CHINA

COUNTRY           SUB-CUSTODIAN                       CORRESPONDENT BANK
-------           -------------                       ------------------

COLOMBIA          Cititrust Colombia S.A.             Cititrust Colombia S.A.
                  Sociedad Fiduciaria                 Sociedad Fiduciaria
                  Carrera 9a No. 99-021               Santa Fe de Bogota
                  First Floor
                  Santa Fe de Bogota, D.C.
                  COLOMBIA

CROATIA           Privredna banka Zagreb d.d.         Privredna banka Zagreb d.d.
                  Savska c.28                         Zagreb
                  10000 Zagreb
                  CROATIA

CYPRUS            The Cyprus Popular Bank Ltd.        Cyprus Popular Bank
                  154 Limassol Avenue                 Nicosia
                  P.O. Box 22032
                  CY-1598 Nicosia,
                  CYPRUS

CZECH REPUBLIC    Ceskoslovenska Obchodni Banka, A.S. Ceskoslovenska Obchodni
                  Na Prikope 14                       Banka, A.S
                  115 20 Prague 1                     Prague
                  CZECH REPUBLIC

DENMARK           Danske Bank A/S                     Unibank A/S
                  2-12 Holmens Kanal                  Copenhagen
                  DK 1092 Copenhagen K
                  DENMARK

COUNTRY           SUB-CUSTODIAN                       CORRESPONDENT BANK
-------           -------------                       ------------------

ECUADOR           Citibank, N.A.                      Citibank, N.A.
                  Av. Republica de El Salvador y      Quito
                  Naciones Unidas (Esquina)
                  Quito
                  ECUADOR

EGYPT             Citibank, N.A.                      Citibank, N.A.
                  4 Ahmed Pasha Street                Cairo
                  Garden City
                  Cairo
                  EGYPT

ESTONIA           Hansabank                           Esti Uhispank
                  Liivalaia 8                         Tallinn
                  EE0001 Tallinn
                  ESTONIA

FINLAND           Merita Bank Plc                     Chase Manhattan Bank AG
                  2598 Custody Services               Frankfurt
                  Aleksis Kiven Katu 3-5
                  FIN-00020 MERITA, Helsinki
                  FINLAND

FRANCE            BNP PARIBAS S.A.                    Chase Manhattan Bank AG
                  Ref 256                             Frankfurt
                  BP 141
                  3, Rue D'Antin
                  75078 Paris
                  Cedex 02
                  FRANCE

                  Societe Generale                    Chase Manhattan Bank AG
                  50 Boulevard Haussman               Frankfurt
                  75009 Paris
                  FRANCE

COUNTRY           SUB-CUSTODIAN                       CORRESPONDENT BANK
-------           -------------                       ------------------
                  Credit Agricole Indosuez            Chase Manhattan Bank AG
                  96 Blvd. Haussmann                  Frankfurt
                  75008 Paris
                  FRANCE

GERMANY           Dresdner Bank AG                    Chase Manhattan Bank AG
                  Juergen-Ponto-Platz 1               Frankfurt
                  60284 Frankfurt/Main
                  GERMANY

GHANA             Barclays Bank of Ghana Limited      Barclays Bank of Ghana Ltd
                  Barclays House, High Street         Accra
                  Accra
                  GHANA

GREECE            HSBC Bank plc                       Chase Manhattan Bank AG
                  1, Kolokotroni Street               Frankfurt
                  105 62 Athens
                  GREECE

HONG KONG         The Hongkong and Shanghai Banking   The Chase Manhattan Bank
                  Corporation Limited                 Hong Kong
                  36th Floor, Sun Hung Kai Centre
                  30 Harbour Road
                  Wan Chai
                  HONG KONG

HUNGARY           Citibank Rt.                        Citibank Rt.
                  Szabadsag ter 7-9                   Budapest
                  H-1051 Budapest V
                  HUNGARY

COUNTRY           SUB-CUSTODIAN                       CORRESPONDENT BANK
-------           -------------                       ------------------

INDIA             The Hongkong and Shanghai Banking   The Hongkong and Shanghai
                  Corporation Limited                 Banking
                  Sudam Kalu Ahire Marg, Worli        Corporation Limited
                  Mumbai 400 025                      Mumbai
                  INDIA

                  Deutsche Bank AG                    Deutsche Bank AG
                  Kodak House                         Mumbai
                  222 D.N. Road, Fort
                  Mumbai 400 001
                  INDIA

                  Standard Chartered Bank             Standard Chartered Bank
                  Phoenix Centre, Phoenix Mills       Mumbai
                    Compound
                  Senapati Bapat Marg, Lower Parel
                  Mumbai 400 013
                  INDIA

INDONESIA         The Hongkong and Shanghai Banking   Standard Chartered Bank
                  Corporation Limited                 Jakarta
                  World Trade Center
                  Jl. Jend Sudirman Kav. 29-31
                  Jakarta 10023
                  INDONESIA

                  Standard Chartered Bank             Standard Chartered Bank
                  Jl. Jend Sudirman Kav. 33-A         Jakarta
                  Jakarta 10220
                  INDONESIA

COUNTRY           SUB-CUSTODIAN                               CORRESPONDENT BANK
-------           -------------                               ------------------

IRELAND           Bank of Ireland                             Chase Manhattan Bank AG
                  International Financial Services Centre     Frankfurt
                  1 Harbourmaster Place
                  Dublin 1
                  IRELAND

                  Allied Irish Banks, p.l.c.                  Chase Manhattan Bank AG
                  P.O. Box 518                                Frankfurt
                  International Financial Services Centre
                  Dublin 1
                  IRELAND

ISRAEL            Bank Leumi le-Israel B.M.                   Bank Leumi Le-Israel B.M.
                  35, Yehuda Halevi Street                    Tel Aviv
                  61000 Tel Aviv
                  ISRAEL

ITALY             BNP PARIBAS S.A.                            Chase Manhattan Bank AG
                  2 Piazza San Fedele                         Frankfurt
                  20121 Milan
                  ITALY

IVORY COAST       Societe Generale de Banques en Cote         Societe Generale
                  d'Ivoire                                    Paris
                  5 et 7, Avenue J. Anoma - 01 B.P. 1355
                  Abidjan 01
                  IVORY COAST

JAMAICA           CIBC Trust and Merchant Bank                CIBC Trust and Merchant
                  Jamaica Limited                             Bank
                  23-27 Knutsford Blvd.                       Jamaica Limited
                  Kingston 10                                 Kingston
                  JAMAICA

COUNTRY           SUB-CUSTODIAN                               CORRESPONDENT BANK
-------           -------------                               ------------------
JAPAN             The Fuji Bank, Limited                      The Chase Manhattan Bank
                  6-7 Nihonbashi-Kabutocho                    Tokyo
                  Chuo-Ku
                  Tokyo 103
                  JAPAN

                  The Bank of Tokyo-Mitsubishi, Limited       The Chase Manhattan Bank
                  3-2 Nihombashi Hongkucho 1-chome            Tokyo
                  Chuo-ku
                  Tokyo 103
                  JAPAN

JORDAN            Arab Bank Plc                               Arab Bank Plc
                  P O Box 950544-5                            Amman
                  Amman
                  Shmeisani
                  JORDAN

KAZAKHSTAN        ABN AMRO Bank Kazakhstan                    ABN AMRO Bank
                  45, Khadzhi Mukana Street                   Kazakhstan
                  480099 Almaty                               Almaty
                  KAZAKHSTAN

KENYA             Barclays Bank of Kenya Limited              Barclays Bank of Kenya Ltd
                  c/o Barclaytrust Investment Services        Nairobi
                  & Limited
                  Mezzanine 3, Barclays Plaza, Loita Street
                  Nairobi
                  KENYA

LATVIA            A/S Hansabanka                              A/S Hansabanka
                  Kalku iela 26                               Riga
                  Riga, LV 1050
                  LATVIA

COUNTRY           SUB-CUSTODIAN                               CORRESPONDENT BANK
-------           -------------                               ------------------
LEBANON           HSBC Bank Middle East                       The Chase Manhattan Bank
                  Ras-Beirut Branch                           New York
                  P.O. Box 11-1380
                  Abdel Aziz
                  Ras-Beirut
                  LEBANON

LITHUANIA         Vilniaus Bankas AB                          Vilniaus Bankas AB
                  Ukmerges str. 41-106                        Vilnius
                  LT 2662 Vilnius
                  LITHUANIA

LUXEMBOURG        Banque Generale du Luxembourg S.A.          Chase Manhattan Bank AG
                  50 Avenue J.F. Kennedy                      Frankfurt
                  L-2951
                  LUXEMBOURG

MALAYSIA          The Chase Manhattan Bank (M) Berhad         The Chase Manhattan Bank
                  Menara Dion, Level 26                       (M) Berhad
                  Jalan Sultan Ismail                         Kuala Lumpur
                  50250, Kuala Lumpur
                  MALAYSIA

                  HSBC Bank Malaysia Berhad                   HSBC Bank Malaysia Berhad
                  2 Leboh Ampang                              Kuala Lumpur
                  50100 Kuala Lumpur
                  MALAYSIA

MAURITIUS         The Hongkong and Shanghai Banking           The Hongkong and Shanghai
                  Corporation Limited                         Banking
                  5/F Les Cascades Building                   Corporation Limited
                  Edith Cavell Street                         Port Louis
                  Port Louis
                  MAURITIUS

COUNTRY           SUB-CUSTODIAN                               CORRESPONDENT BANK
-------           -------------                               ------------------
MEXICO            Chase Manhattan Bank Mexico, S.A.           Chase Manhattan Bank
                  Torre Optima                                Mexico, S.A.
                  Paseo de las Palmas #405 Piso 15            Mexico, D.F
                  Lomas de Chapultepec
                  11000 Mexico, D. F.
                  MEXICO

                  Citibank Mexico, S.A.                       Citibank Mexico, S.A.
                  Paseo de la Reforma 390                     Mexico, D.F
                  06695 Mexico, D.F.
                  MEXICO

MOROCCO           Banque Commerciale du Maroc S.A.            Banque Commerciale du
                  2 Boulevard Moulay Youssef                  Maroc S.A.
                  Casablanca 2000                             Casablanca
                  MOROCCO

NAMIBIA           Standard Bank Namibia Limited               Standard Corporate &
                  Mutual Platz                                Merchant Bank
                  Cnr Stroebel and Post Streets Johannesburg
                  P.O.Box 3327
                  Windhoek
                  NAMIBIA

NETHERLANDS       ABN AMRO N.V.                               Chase Manhattan Bank AG
                  Kemelstede 2                                Frankfurt
                  P. O. Box 3200
                  4800 De Breda
                  NETHERLANDS

                  Fortis Bank (Nederland) N.V.                Chase Manhattan Bank AG
                  55 Rokin                                    Frankfurt
                  P.O. Box 243
                  1000 AE Amsterdam
                  NETHERLANDS

COUNTRY           SUB-CUSTODIAN                               CORRESPONDENT BANK
-------           -------------                               ------------------

NEW ZEALAND       National Nominees Limited                   National Bank of New
                  Level 2 BNZ Tower                           Zealand
                  125 Queen Street                            Wellington
                  Auckland
                  NEW ZEALAND

*NIGERIA*         Stanbic Merchant Bank Nigeria Limited       Standard Bank of South
                  188 Awolowo Road                            Africa
                  P.O. Box 54746                              Johannesburg
                  Falomo, Ikoyi
                  Lagos
                  NIGERIA

       *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                            FOR FURTHER INFORMATION.*

NORWAY            Den norske Bank ASA                         Den norske Bank ASA
                  Stranden 21                                 Oslo
                  PO Box 1171 Sentrum
                  N-0107 Oslo
                  NORWAY

OMAN              HSBC Bank Middle East                       Oman Arab Bank
                  Bait Al Falaj Main Office                   Muscat
                  Ruwi, Muscat PC 112
                  OMAN

PAKISTAN          Citibank, N.A.                              Citibank, N.A.
                  AWT Plaza                                   Karachi
                  I.I. Chundrigar Road
                  Karachi 74200
                  PAKISTAN

                  Deutsche Bank AG                            Deutsche Bank AG
                  Unitowers                                   Karachi
                  I.I. Chundrigar Road
                  Karachi 74200
                  PAKISTAN

COUNTRY           SUB-CUSTODIAN                       CORRESPONDENT BANK
-------           -------------                       ------------------

                  Standard Chartered Bank             Standard Chartered Bank
                  Box 4896                            Karachi
                  Ismail Ibrahim Chundrigar Road
                  Karachi 74200
                  PAKISTAN

PERU              Citibank, N.A.                      Banco de Credito del Peru
                  Camino Real 457                     Lima
                  Torre Real - 5th Floor
                  San Isidro, Lima 27
                  PERU

PHILIPPINES       The Hongkong and Shanghai Banking   The Hongkong and Shanghai
                  Corporation Limited                 Banking
                  30/F Discovery Suites               Corporation Limited
                  25 ADB Avenue                       Manila
                  Ortigas Center
                  Pasig City, Manila
                  PHILIPPINES

POLAND            Bank Handlowy w. Warszawie S.A.     Bank Rozwoju Eksportu S.A.
                  ul. Senatorska 16                   Warsaw
                  00-082 Warsaw
                  POLAND

                  Bank Polska Kasa Opieki S.A.        Bank Rozwoju Eksportu S.A.
                  11 Lucka street                     Warsaw
                  00-950 Warsaw
                  POLAND

COUNTRY           SUB-CUSTODIAN                               CORRESPONDENT BANK
-------           -------------                               ------------------

PORTUGAL          Banco Espirito Santo e Comercial de         Chase Manhattan Bank AG
                  Lisboa, S.A.                                Frankfurt
                  Rua Mouzinho da Silveira, 36 R/c
                  1250 Lisbon
                  PORTUGAL

                  Banco Comercial Portugues, S.A.             Chase Manhattan Bank AG
                  Rua Augusta, 62174                          Frankfurt
                  1100 Lisbon
                  PORTUGAL

ROMANIA           ABN AMRO Bank (Romania) S.A.                ABN AMRO Bank
                  World Trade Centre Building-E, 2nd Floor    (Romania) S.A.
                  Bld. Expozitiei Nr. 2                       Bucharest
                  78334 Bucharest 1
                  ROMANIA

                  ING Bank N.V.                               ING Bank N.V.
                  13-15 Kiseleff Blvd                         Bucharest
                  Bucharest 1
                  ROMANIA

*RUSSIA*          Chase Manhattan Bank International          The Chase Manhattan
                  1st Tverskaya - Yamskaya, 23                Bank
                  125047 Moscow                               New York
                  RUSSIA                                      A/C The Chase Manhattan
                                                              London (US$ NOSTRO
                                                              Account)

                  Credit Suisse First Boston AO               The Chase Manhattan
                  Nikitsky Pereulok, 5                        Bank
                  103009 Moscow                               New York
                  RUSSIA                                      A/C The Chase Manhattan
                                                              London (US$ NOSTRO
                                                              Account)

COUNTRY           SUB-CUSTODIAN                               CORRESPONDENT BANK
-------           -------------                               ------------------

       *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                            FOR FURTHER INFORMATION.*

SINGAPORE         Standard Chartered Bank                     Oversea-Chinese Banking
                  3/f, 6 Battery Road                         Corporation
                  049909                                      Singapore
                  SINGAPORE

SLOVAK REPUBLIC   Ceskoslovenska Obchodni Banka, A.S.         Ceskoslovenska Obchodni
                  Michalska 18                                Banka, A.S.
                  815 63 Bratislava                           Bratislava
                  SLOVAK REPUBLIC

SLOVENIA          Bank Austria Creditanstalt d.d. Ljubljana   Bank Austria
                  Kotnikova 5                                 Creditanstalt d.d. Ljubljana
                  SL-61104 Ljubljana                          Ljubljana
                  SLOVENIA

SOUTH AFRICA      The Standard Bank of South Africa Limited   Standard Corporate &
                  Standard Bank Centre                        Merchant Bank
                  1st Floor                                   Johannesburg
                  5 Simmonds Street
                  Johannesburg 2001
                  SOUTH AFRICA

SOUTH KOREA       The Hongkong and Shanghai Banking           The Hongkong and
                  Corporation Limited                         Shanghai Banking
                  5/F HSBC Building                           Corporation Limited
                  #25, Bongrae-dong 1-ga                      Seoul
                  Seoul
                  SOUTH KOREA

                  Standard Chartered Bank                     Standard Chartered Bank
                  22/F, Seoul Finance Centre BuildingSeoul
                  63, Mukyo-dong, Chung-Ku
                  Seoul
                  SOUTH KOREA

COUNTRY           SUB-CUSTODIAN                               CORRESPONDENT BANK
-------           -------------                               ------------------
SPAIN             Chase Manhattan Bank CMB, S.A.              Chase Manhattan Bank AG
                  Paseo de la Castellana, 51                  Frankfurt
                  28046 Madrid
                  SPAIN

SRI LANKA         The Hongkong and Shanghai Banking           The Hongkong and Shanghai
                  Corporation Limited                         Banking
                  Unit #02-02, West Block Podium              Corporation Limited
                  World Trade Center                          Colombo
                  Colombo 1
                  SRI LANKA

SWEDEN            Skandinaviska Enskilda Banken               Svenska Handelsbanken
                  Sergels Torg 2                              Stockholm
                  SE-106 40 Stockholm
                  SWEDEN

SWITZERLAND       UBS AG                                      UBS AG
                  45 Bahnhofstrasse                           Zurich
                  8021 Zurich
                  SWITZERLAND

TAIWAN            The Chase Manhattan Bank                    The Chase Manhattan Bank
                  14th Floor                                  Taipei
                  2, Tun Hwa S. Road Sec. 1
                  Taipei
                  TAIWAN

                  The Hongkong and Shanghai Banking           The Hongkong and Shanghai
                  Corporation Limited                         Banking
                  International Trade Building                Corporation Limited
                  16th Floor, Taipei World Trade Center       Taipei
                  333 Keelung Road, Section 1
                  Taipei 110
                  TAIWAN

COUNTRY           SUB-CUSTODIAN                       CORRESPONDENT BANK
-------           -------------                       ------------------

THAILAND          Standard Chartered Bank             Standard Chartered Bank
                  14th Floor, Zone B                  Bangkok
                  Sathorn Nakorn Tower
                  100 North Sathorn Road
                  Bangrak, Bangkok 10500
                  THAILAND

TUNISIA           Banque Internationale Arabe de      Banque Internationale Arabe
                  Tunisie, S.A.                       de Tunisie, S.A.
                  70-72 Avenue Habib Bourguiba        Tunis
                  P.O. Box 520
                  1080 Tunis Cedex
                  TUNISIA

TURKEY            The Chase Manhattan Bank            The Chase Manhattan Bank
                  Emirhan Cad. No: 145                Istanbul
                  Atakule, A Blok Kat:11
                  80700-Dikilitas/Besiktas
                  Istanbul
                  TURKEY

*UKRAINE*         ING Bank Ukraine                    ING Bank Ukraine
                  28 Kominterna Street                Kiev
                  5th Floor
                  Kiev, 252032
                  UKRAINE

       *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                            FOR FURTHER INFORMATION.*

U.A.E.            HSBC Bank Middle East               The National Bank of Abu Dhabi
                  P.O. Box 66                         Abu Dhabi
                  Dubai
                  UNITED ARAB EMIRATES

U.K.              The Chase Manhattan Bank            National Westminster Bank
                  Crosby Court                        London
                  Ground Floor
                  38 Bishopsgate
                  London EC2N 4AJ
                  UNITED KINGDOM

COUNTRY           SUB-CUSTODIAN                       CORRESPONDENT BANK
-------           -------------                       ------------------

URUGUAY           BankBoston, N.A.                    BankBoston, N.A.
                  Zabala 1463                         Montevideo
                  Montevideo
                  URUGUAY

U.S.A.            The Chase Manhattan Bank            The Chase Manhattan Bank
                  4 New York Plaza                    New York
                  New York
                  NY 10004
                  U.S.A.

VENEZUELA         Citibank, N.A.                      Citibank, N.A.
                  Carmelitas a Altagracia             Caracas
                  Edificio Citibank
                  Caracas 1010
                  VENEZUELA

VIETNAM           The Hongkong and Shanghai Banking   The Hongkong and Shanghai
                  Corporation Limited                 Banking
                  75 Pham Hong Thau, District 1       Corporation Limited
                  Ho Chi Minh City                    Ho Chi Minh City
                  VIETNAM

ZAMBIA            Barclays Bank of Zambia Limited     Barclays Bank of Zambia Ltd
                  Kafue House, Cairo Road             Lusaka
                  Lusaka
                  ZAMBIA

ZIMBABWE          Barclays Bank of Zimbabwe Limited   Barclays Bank of Zimbabwe
                  2nd Floor, 3 Anchor House           Ltd
                  Jason Mayo Avenue                   Harare
                  Harare
                  ZIMBABWE

                                   Schedule 2

                                      Fees

                                  July 2, 2001

Global Custody Services

         Safekeeping fees will be calculated on the month end market values of the securities under custody, and collected monthly. Fees are payable within 30 days of the invoice date.

         Safekeeping Fees:

         First $500 million ($0-$500mm)           9.0 bp per annum
         Next $500 million ($500mm-$1b)           8.0 bp per annum
         Next $500 million ($1b-$1.5b)            7.5 bp per annum
         Excess (over $1.5b)                      7.0 bp per annum

Out of Pocket Fees

         The Funds will reimburse Chase for out-of-pocket expenses incurred on their behalf. Out-of-pocket expenses consist of pass-through charges such as scrip fees, stamp duties, re-registration fees, etc.

         This Fee Schedule will remain in effect until July 2, 2002 and may then be subject to renegotiation based on significant market, asset, transaction or product usage variances.

                                   Schedule 3

            Investor Services Network Management "At A Glance" Report

                             SECURITIES DEPOSITORIES

----------------------------------------------------------------------------------------------------------------------------------
  COUNTRY                              DEPOSITORY                                            INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------------------
 Argentina              CVSA                                               Equity, Corporate Debt, Government Debt
                        (Caja de Valores S.A.)
----------------------------------------------------------------------------------------------------------------------------------
 Argentina              CRYL                                               Government Debt
                        (Central de Registration y Liquidacion de
                        Instrumentos de Endeudamiento Publico)
----------------------------------------------------------------------------------------------------------------------------------
 Australia              Austraclear Limited                                Corporate Debt, Money Market, Semi-Government Debt
----------------------------------------------------------------------------------------------------------------------------------
 Australia              CHESS                                              Equity
                        (Clearing House Electronic Sub-register System)
----------------------------------------------------------------------------------------------------------------------------------
 Australia              RITS                                               Government Debt
                        (Reserve Bank of Australia/Reserve Bank
                        Information and Transfer System)
----------------------------------------------------------------------------------------------------------------------------------
 Austria                                     OeKB                          Equity, Corporate Debt, Government Debt
                              (Oesterreichische Kontrollbank AG)
----------------------------------------------------------------------------------------------------------------------------------
 Belgium                CIK                                                Equity, Corporate Debt
                        (Caisse Interprofessionnelle de Depots et de
                        Virements de Titres S.A.)
----------------------------------------------------------------------------------------------------------------------------------
 Belgium                NBB                                                Corporate Debt, Government Debt
                        (National Bank of Belgium)
----------------------------------------------------------------------------------------------------------------------------------
 Brazil                  CBLC                                              Equity
                        (Companhia Brasileira de Liquidacao e Custodia)
----------------------------------------------------------------------------------------------------------------------------------
 Brazil                 CETIP                                              Corporate Debt
                        (Central de Custodia e Liquidacao Financiera
                        de Titulos Privados)
----------------------------------------------------------------------------------------------------------------------------------
 Brazil                                      SELIC                         Government Debt
                        (Sistema Especial de Liquidacao e Custodia)
----------------------------------------------------------------------------------------------------------------------------------
 Bulgaria               BNB                                                Government Debt
                        (Bulgaria National Bank)
----------------------------------------------------------------------------------------------------------------------------------
 Bulgaria               CDAD                                               Equity, Corporate Debt
                        (Central Depository A.D.)
----------------------------------------------------------------------------------------------------------------------------------
 Canada                 CDS                                                Equity, Corporate, Government Debt
                        (The Canadian Depository for Securities
                        Limited)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------------------
 Chile                  DCV                                                Equity, Corporate Debt, Government Debt
                        (Deposito Central de Valores S.A.)
----------------------------------------------------------------------------------------------------------------------------------
 China, Shanghai        SSCCRC                                             Equity
                        (Shanghai Securities Central Clearing and
                        Registration Corporation)
----------------------------------------------------------------------------------------------------------------------------------
 China, Shenzhen        SSCC                                               Equity
                        (Shenzhen Securities Clearing Company, Limited)
----------------------------------------------------------------------------------------------------------------------------------
 Colombia               DCV                                                Government Debt
                        (Deposito Central de Valores)
----------------------------------------------------------------------------------------------------------------------------------
 Colombia               DECEVAL                                            Equity, Corporate Debt, Government Debt
                        (Deposito Centralizado de Valores de Colombia
                        S.A.)
----------------------------------------------------------------------------------------------------------------------------------
 Croatia                SDA                                                Equity, Government Debt
                        (Central Depository Agency Inc. - Stredisnja
                        depozitarna agencija d.d.)
----------------------------------------------------------------------------------------------------------------------------------
 Croatia                MOF                                                Short-term debt issued by the Ministry of Finance.
                        (Ministry of Finance of the Republic of
                        Croatia)
----------------------------------------------------------------------------------------------------------------------------------
 Croatia                CNB                                                Short-term debt issued by the National Bank of
                        (Croatian National Bank)                           Croatia.
----------------------------------------------------------------------------------------------------------------------------------
 Czech Republic         SCP                                                Equity, Corporate Debt, Government Debt
                        (Stredisko cennych papiru - Ceska republica)
----------------------------------------------------------------------------------------------------------------------------------
 Czech Republic         CNB                                                Government Debt
                        (Czech National Bank)
----------------------------------------------------------------------------------------------------------------------------------
 Denmark                VP                                                 Equity, Corporate Debt, Government Debt
                        (Vaerdipapircentralen A/S)
----------------------------------------------------------------------------------------------------------------------------------
 Egypt                  MCSD                                               Equity, Corporate Debt
                        (Misr for Clearing, Settlement and Depository,
                        S.A.E.)
----------------------------------------------------------------------------------------------------------------------------------
 Estonia                ECDS                                               Equity, Corporate Debt, Government Debt
                        (Estonian Central Depository for Securities
                        Limited - Eesti Vaatpaberite Keskdepositoorium)
----------------------------------------------------------------------------------------------------------------------------------
 Finland                APK                                                Equity, Corporate Debt, Government Debt
                        (Finnish Central Securities Depository Limited)
----------------------------------------------------------------------------------------------------------------------------------
 France                 Euroclear France                                   Equity, Corporate Debt, Government Debt
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------------------
 Germany                CBF                                                Equity, Corporate Debt, Government Debt
                        (Clearstream Banking AG)
----------------------------------------------------------------------------------------------------------------------------------
 Greece                 CSD                                                Equity, Corporate Debt
                        (Central Securities Depository S.A.)
----------------------------------------------------------------------------------------------------------------------------------
 Greece                 BoG                                                Government Debt
                       (Bank of Greece)
----------------------------------------------------------------------------------------------------------------------------------
 Hong Kong              HKSCC                                              Equity
                        (Hong Kong Securities Clearing Company Limited)
----------------------------------------------------------------------------------------------------------------------------------
 Hong Kong              CMU                                                Corporate Debt, Government Debt
                        (Central Moneymarkets Unit)
----------------------------------------------------------------------------------------------------------------------------------
 Hungary                KELER                                              Equity, Corporate Debt, Government Debt
                        (Central Clearing House and Depository
                        (Budapest) Ltd. - Kozponti Elszamolohaz es
                        Ertektar (Budapest) Rt.)
----------------------------------------------------------------------------------------------------------------------------------
 India                  NSDL                                               Equity, Corporate Debt, Government Debt
                        (National Securities Depository Limited)
----------------------------------------------------------------------------------------------------------------------------------
 India                  CDSL                                               Equity
                        (Central Depository Services (India) Limited)
----------------------------------------------------------------------------------------------------------------------------------
 India                  RBI                                                Government Debt
                        (Reserve Bank of India)
----------------------------------------------------------------------------------------------------------------------------------
 Indonesia              KSEI                                               Equity, Corporate Debt
                        (PT Kustodian Sentral Efek Indonesia)
----------------------------------------------------------------------------------------------------------------------------------
 Ireland                CREST                                              Equity, Corporate Debt
                        (CRESTCo Limited)
----------------------------------------------------------------------------------------------------------------------------------
 Israel                 TECH                                               Equity, Corporate Debt, Government Debt
                        (Tel Aviv Stock Exchange Clearing House)
----------------------------------------------------------------------------------------------------------------------------------
 Italy                  Monte Titoli S.p.A.                                Equity, Corporate Debt, Government Debt
----------------------------------------------------------------------------------------------------------------------------------
 Ivory Coast                                 DC/BR                         Equity
                        (Le Depositaire Central / Banque de Reglement)
----------------------------------------------------------------------------------------------------------------------------------
 Jamaica                JCSD                                               Equity, Corporate Debt, Government Debt
                        (Jamaica Central Securities Depository)
----------------------------------------------------------------------------------------------------------------------------------
 Japan                  JASDEC                                             Equity, Convertible Debt
                        (Japan Securities Depository Center)
----------------------------------------------------------------------------------------------------------------------------------
 Japan                  BoJ                                                Registered Government Debt
                       (Bank of Japan)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------------------
 Kazahkstan                                   CSD                          Equity
                             (Central Securities Depository CJSC)
----------------------------------------------------------------------------------------------------------------------------------
 Kenya                  CBCD                                               Government Debt
                        (Central Bank Central Depository)
----------------------------------------------------------------------------------------------------------------------------------
 Latvia                 LCD                                                Equity, Corporate Debt, Government Debt
                        (Latvian Central Depository)
----------------------------------------------------------------------------------------------------------------------------------
 Lebanon                Midclear S.A.L.                                    Equity
                        (Custodian and Clearing Center of Financial
                        Instruments for Lebanon and the Middle East
                        S.A.L.)
----------------------------------------------------------------------------------------------------------------------------------
 Lithuania              CSDL                                               Equity, Corporate Debt, Government Debt
                        (Central Securities Depository of Lithuania)
----------------------------------------------------------------------------------------------------------------------------------
 Luxembourg             CBL                                                Equity
                        (Clearstream Banking S.A.)
----------------------------------------------------------------------------------------------------------------------------------
 Malaysia               MCD                                                Equity, Corporate Debt
                        (Malaysian Central Depository Sdn. Bhd.)
----------------------------------------------------------------------------------------------------------------------------------
 Malaysia               BNM                                                Government Debt
                        (Bank Negara Malaysia)
----------------------------------------------------------------------------------------------------------------------------------
 Mauritius              CDS                                                Equity, Corporate Debt
                        (Central Depository and Settlement Company
                        Limited)
----------------------------------------------------------------------------------------------------------------------------------
 Mexico                 INDEVAL                                            Equity, Corporate Debt, Government Debt
                        (S.D. INDEVAL S.A. de C.V.)
----------------------------------------------------------------------------------------------------------------------------------
 Morocco                Maroclear                                          Equity, Corporate Debt, Government Debt
----------------------------------------------------------------------------------------------------------------------------------
 Netherlands            NECIGEF                                            Equity, Corporate Debt, Government Debt
                        (Nederlands Centraal Insituut voor Giraal
                        Effectenverkeer B.V.)
----------------------------------------------------------------------------------------------------------------------------------
 New Zealand                                 NZCSD                         Equity, Corporate Debt, Government Debt
                          (New Zealand Central Securities Depository)
----------------------------------------------------------------------------------------------------------------------------------
 Nigeria                CSCS                                               Equity, Corporate Debt, Government Debt
                        (Central Securities Clearing System Limited)
----------------------------------------------------------------------------------------------------------------------------------
 Norway                 VPS                                                Equity, Corporate Debt, Government Debt
                        (Verdipapirsentralen)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------------------
 Oman                   MDSRC                                              Equity, Corporate Debt
                        (The Muscat Depository and Securities
                        Registration Company, S.A.O.C.)
----------------------------------------------------------------------------------------------------------------------------------
 Pakistan               CDC                                                Equity, Corporate Debt
                        (Central Depository Company of Pakistan
                        Limited)
----------------------------------------------------------------------------------------------------------------------------------
 Pakistan               SBP                                                Government Debt
                        (State Bank of Pakistan)
----------------------------------------------------------------------------------------------------------------------------------
 Peru                   CAVALI                                             Equity, Corporate Debt, Government Debt
                        (CAVALI ICLV S.A.)
----------------------------------------------------------------------------------------------------------------------------------
 Philippines            PCD                                                Equity
                        (Philippine Central Depository, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
 Philippines            ROSS                                               Government Debt
                        (Bangko Sentral ng Pilipinas / Register of
                        Scripless Securities)
----------------------------------------------------------------------------------------------------------------------------------
 Poland                 NDS                                                Equity, Long-Term Government Debt
                        (National Depository for Securities S.A.)
----------------------------------------------------------------------------------------------------------------------------------
 Poland                 CRT                                                Short-Term Government Debt
                        (Central Registry of Treasury-Bills)
----------------------------------------------------------------------------------------------------------------------------------
 Portugal               INTERBOLSA                                         Equity, Corporate Debt, Government Debt
                        (Sociedade Gestora de Sistemas de Liquidacao e
                        de Sistemas Centralizados de Valores
                        Mobiliarios, S.A.)
----------------------------------------------------------------------------------------------------------------------------------
 Romania                SNCDD                                              Equity
                        (National Company for Clearing, Settlement and
                        Depository for Securities)
----------------------------------------------------------------------------------------------------------------------------------
 Romania                BSE                                                Equity
                        (Bucharest Stock Exchange)
----------------------------------------------------------------------------------------------------------------------------------
 Russia                 VTB                                                Equity, Corporate Debt, Government Debt (Ministry of
                        (Vneshtorgbank)                                    Finance Bonds)
----------------------------------------------------------------------------------------------------------------------------------
 Russia                 NDC                                                Equity, Corporate Debt, Government Debt
                        (National Depository Centre)
----------------------------------------------------------------------------------------------------------------------------------
 Singapore              CDP                                                Equity, Corporate Debt
                        (The Central Depository (Pte) Limited)
----------------------------------------------------------------------------------------------------------------------------------
 Singapore              MAS                                                Government Debt
                        (Monetary Authority of Singapore)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------------------
 Slovak Republic        SCP                                                Equity, Corporate Debt, Government Debt
                        (Stredisko cennych papierov SR Bratislava, a.s.)
----------------------------------------------------------------------------------------------------------------------------------
 Slovak Republic        NBS                                                Government Debt
                        (National Bank of Slovakia)
----------------------------------------------------------------------------------------------------------------------------------
 Slovenia               KDD                                                Equity, Corporate Debt, Government Debt
                        (Centralna klirinsko depotna druzba d.d.)
----------------------------------------------------------------------------------------------------------------------------------
 South Africa                                 CDL                          Corporate Debt, Government Debt
                              (Central Depository (Pty) Limited)
----------------------------------------------------------------------------------------------------------------------------------
 South Africa           STRATE                                             Equity
                        (Share Transactions Totally Electronic)
----------------------------------------------------------------------------------------------------------------------------------
 South Korea            KSD                                                Equity, Corporate Debt, Government Debt
                        (Korea Securities Depository)
----------------------------------------------------------------------------------------------------------------------------------
 Spain                  SCLV                                               Equity, Corporate Debt
                        (Servicio de Compensacion y Liquidacion de Valores,
                        S.A.)
----------------------------------------------------------------------------------------------------------------------------------
 Spain                  CBEO                                               Government Debt
                        (Banco de Espana / Central Book Entry Office)
----------------------------------------------------------------------------------------------------------------------------------
 Sri Lanka              CDS                                                Equity, Corporate Debt
                        (Central Depository System (Private) Limited)
----------------------------------------------------------------------------------------------------------------------------------
 Sweden                 VPC                                                Equity, Corporate Debt, Government Debt
                        (Vardepapperscentralen AB)
----------------------------------------------------------------------------------------------------------------------------------
 Switzerland            SIS                                                Equity, Corporate Debt, Government Debt
                        (SIS SegaInterSettle AG)
----------------------------------------------------------------------------------------------------------------------------------
 Taiwan                 TSCD                                               Equity, Government Debt
                        (Taiwan Securities Central Depository Co.,
                        Ltd.)
----------------------------------------------------------------------------------------------------------------------------------
 Thailand               TSD                                                Equity, Corporate Debt, Government Debt
                        (Thailand Securities Depository Company
                        Limited)
----------------------------------------------------------------------------------------------------------------------------------
 Transnational          DCC                                                Euro-CDs
                       (The Depository and Clearing Centre)
----------------------------------------------------------------------------------------------------------------------------------
 Transnational          CBL                                                Internationally Traded Debt, Equity
                        (Clearstream Banking, S.A.)
----------------------------------------------------------------------------------------------------------------------------------
 Transnational          Euroclear                                          Internationally Traded Debt, Equity
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------------------
 Tunisia                STICODEVAM                                         Equity, Corporate Debt, Government Debt
                        (Societe Tunisienne Interprofessionnelle pour
                        la Compensation et le Depot des Valeurs
                        Mobilieres)
----------------------------------------------------------------------------------------------------------------------------------
 Turkey                 TAKASBANK                                          Equity, Corporate Debt, Government Debt
                        (IMKB Takas ve Saklama Bankasi A.S.)
----------------------------------------------------------------------------------------------------------------------------------
 United Arab            DFM                                                Equity, Corporate Debt, Government Debt
 Emirates               (Dubai Financial Market Clearing House)
----------------------------------------------------------------------------------------------------------------------------------
 United Kingdom         CREST                                              Equity, Corporate Debt, Government Debt
                        (CRESTCo Limited)
----------------------------------------------------------------------------------------------------------------------------------
 United Kingdom         CMO                                                Sterling & Euro CDs, Commercial Paper
                        (Central Moneymarkets Office)
----------------------------------------------------------------------------------------------------------------------------------
 United States          DTC                                                Equity, Corporate Debt
                        (Depository Trust Company)
----------------------------------------------------------------------------------------------------------------------------------
 United States          PTC                                                Mortgage Back Debt
                        (Participants Trust Company)
----------------------------------------------------------------------------------------------------------------------------------
 United States          FED                                                Government Debt
                       (The Federal Reserve Book-Entry System)
----------------------------------------------------------------------------------------------------------------------------------
 Venezuela              BCV                                                Government Debt
                        (Banco Central de Venezuela)
----------------------------------------------------------------------------------------------------------------------------------
 Venezuela              CVV                                                Equity, Corporate Debt, Money Market
                        (Caja Venezolana de Valores, S.A.)
----------------------------------------------------------------------------------------------------------------------------------
 Vietnam                SCC                                                Equity, Corporate Debt, Government Debt
                        (Securities Custody Centre)
----------------------------------------------------------------------------------------------------------------------------------
 Zambia                 CSD                                                Equity, Government Debt
                        (LuSE Central Shares Depository Limited)
----------------------------------------------------------------------------------------------------------------------------------
 Zambia                 BoZ                                                Government Debt
                        (Bank of Zambia)
----------------------------------------------------------------------------------------------------------------------------------

                                   Appendix 1

                       Information Regarding Country Risk

         1. To aid Customer in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Financial Assets and cash into a country the following information:

         A. Opinions of local counsel concerning:

i.       Whether applicable foreign law would restrict the access afforded
            Customer's independent public accountants to books and records kept by an eligible foreign custodian located in that country.

ii.      Whether applicable foreign law would restrict the Customer's ability to recover its Financial Assets and cash in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

iii.     Whether applicable foreign law would restrict the Customer's ability to recover Financial Assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

         B. Written information concerning:

i.       The foreseeability of expropriation, nationalization, freezes, or confiscation of Customer's Financial Assets.

ii.      Whether difficulties in converting Customer's cash and cash equivalents to U.S. dollars are reasonably foreseeable.]

         C. A market report with respect to the following topics:

         (i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, and (vi) depositories (including depository evaluation), if any.

         2. To aid Customer in monitoring Country Risk, Bank shall furnish board the following additional information:

         Market flashes, including with respect to changes in the information in market reports.

                               DOMESTIC AND GLOBAL
                       SPECIAL TERMS AND CONDITIONS RIDER

   Corporate Actions and Proxies through The Depository Trust Company ("DTC")

With respect to Financial Assets held at DTC, the following provisions shall apply rather than the pertinent provisions of Sections 2.10-2.11 of the
Agreement:

    Bank shall send to Customer or the Authorized Person for a Custody Account, such proxies (signed in blank, if issued in the name of Bank's nominee or the nominee of a central depository) and communications with respect to Financial Assets in the Custody Account as call for voting or relate to legal proceedings within a reasonable time after sufficient copies are received by Bank for forwarding to its customers. In addition, Bank shall follow coupon payments, redemptions, exchanges or similar matters with respect to Financial Assets in the Custody Account and advise Customer or the Authorized Person for such Account of rights issued, tender offers or any other discretionary rights with respect to such Financial Assets, in each case, of which Bank has received notice from the issuer of the Financial Assets, or as to which notice is published in publications routinely utilized by Bank for this purpose.